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                                                                    EXHIBIT 10.3


January 14, 1999



Charles R. Lee
[Address]
[Address]

Dear Chuck:

I am pleased to offer you this employment agreement (the "Agreement") with GTE Service Corporation ("Service Corp.") which will provide for employment stability for you and long-term wealth creation opportunity for you and your family. In return, GTE can expect your continued leadership for the foreseeable future as well as your value-added advice and counsel on the broad array of issues and challenges facing GTE today and in the future.

PURPOSE - Service Corp. enters into this Agreement with you because the rapidly-changing and increasingly global telecommunications market, which has resulted from the Telecommunications Act of 1996, and the proposed merger between GTE Corporation and Bell Atlantic Corporation ("Bell Atlantic") or a subsidiary of Bell Atlantic (the "Merger") have required and will require GTE to make critical strategic, marketing, and technical decisions. These decisions by GTE will be based, in whole or in part, on confidential analyses of the evolving telecommunications market, confidential assessments of the technical capabilities and strategic plans of GTE and competing businesses, and confidential or proprietary information regarding GTE's technology, resources, and business opportunities or other confidential or proprietary information relating to GTE's business. Service Corp. seeks by this Agreement to ensure that you continue to lead this decision-making process.

For purposes of this Agreement, "GTE" means GTE Corporation, its successors, and assigns and all of the GTE Companies; "GTE Companies" means all of, and "GTE Company" means any one of, GTE Corporation, all corporate subsidiaries or other companies affiliated with GTE Corporation, all companies in which GTE Corporation directly or indirectly owns a substantial equity interest, and their successors and assigns, including any company into which GTE Corporation is merged and its subsidiaries and affiliates. In addition, in this Agreement, on and after the date on which the Merger is consummated (the "Merger Date"), "GTE Corporation" includes Bell Atlantic.




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Charles R. Lee
January 14, 1999
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In consideration for your entering into this Agreement, including the restrictions on the disclosure and use of confidential or proprietary information and the limitations on your engaging in competitive activities, Service Corp. is providing you with the security of a fixed-term agreement, a long-term performance incentive, participation in the GTE Merger Implementation and Retention Incentive Program, and other benefits.

TERM - The term of this Agreement ("Term of Agreement") begins on January 1, 1999, and ends on June 30, 2004. The term of your employment under this Agreement ("Term of Employment") begins on January 1, 1999. If the Merger Date does not occur before June 30, 2004, the Term of Employment ends on June 30, 2004. If the Merger Date occurs before June 30, 2004, (i) the Term of Employment ends on the later of the Merger Date or June 30, 2002; and (ii) you will serve as a consultant under this Agreement during a term (the "Consulting Term") that
(a) begins immediately following the Term of Employment and (b) ends on June 30, 2004. If the Term of Employment ends on June 30, 2004, it is contemplated that you and GTE will, shortly before that date, negotiate an extension of this Agreement on mutually satisfactory terms.

GENERAL - You will continue to serve as Chairman of the Board of Directors of GTE (the "Board") during the Term of Agreement. For purposes of this Agreement, from and after the Merger Date, "Board" refers to the Board of Directors of Bell Atlantic. In addition, you will continue to serve as the Chief Executive Officer of GTE ("CEO") through the earlier of June 30, 2004, or the Merger Date. If the Merger Date occurs before June 30, 2002, you will serve as Co-CEO from the Merger Date through June 30, 2002. If the Merger Date occurs before June 30, 2004, you will serve as a consultant to GTE during the Consulting Term. During the Term of Employment, you will continue to receive the same benefits as other senior executives of GTE (except that you will not receive involuntary separation program ("ISEP") or other separation and severance benefits). In addition, the terms of your employment and the terms of your service as Chairman of the Board and as consultant will be governed by the following:

DUTIES AND RESPONSIBILITIES - During the Term of Employment, you will continue to perform your duties and responsibilities fully and faithfully as Chairman and CEO of GTE, reporting only to the Board; provided that if the Merger occurs before July 1, 2002, you will serve as Co-CEO from the Merger Date through


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Charles R. Lee
January 14, 1999
Page 3



June 30, 2002. During the Term of Employment, you will continue to devote your entire business skill, time, and effort diligently to the affairs of GTE in accordance with the duties assigned to you, and you will perform all such duties, and otherwise conduct yourself, in a manner reasonably calculated in good faith by you to promote the best interests of GTE. During the Term of Employment, except to the extent specifically permitted in writing by the Board, and except for memberships on boards of directors that you hold on the date of this Agreement, you will not, directly or indirectly, render any services of a business, commercial, or professional nature to any other person or organization other than a GTE Company or a person or organization in which GTE has a financial interest, whether or not the services are rendered for compensation.

During the Consulting Term, you will continue to serve as Chairman of the Board and will make yourself available, at GTE's request, to provide consulting services to GTE. During the Consulting Term, your relationship with GTE will be that of an independent contractor, and not that of an employee.

LOCATION - During the Term of Employment, you will perform services for GTE at your current location, at GTE's headquarters, or at any other location designated by GTE as necessary or appropriate for the discharge of your responsibilities under this Agreement. In the event of any change in your principal work location during the Term of Employment, you will be eligible for relocation assistance under the terms of any GTE relocation policy then applicable to other senior executives of GTE.

During the Consulting Term, GTE will provide you, at GTE's expense, with appropriate office space and related administrative support at a mutually agreeable location. GTE will reimburse you for all reasonable expenses that you incur in discharging your duties and responsibilities to GTE during the Consulting Term. At your request, GTE will give you access during the Consulting Term to GTE's airplane(s) in accordance with the GTE policy for a non-employee Chairman in effect at the time you make such a request.

In addition, from July 1, 2004, through June 30, 2009, GTE will provide you, at GTE's expense, with appropriate office space and related administrative support at a mutually agreeable location.




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Charles R. Lee
January 14, 1999
Page 4



BASE SALARY - During the Term of Employment, your annual base salary will not be less than $1,250,000 per year; provided that if you are granted a merit increase in your base salary, your base salary will not thereafter be reduced below that increased level during the Term of Employment. GTE's Executive Compensation and Organizational Structure Committee or its successor (the "ECC") will review your base salary annually to consider whether you should be awarded a merit increase in your base salary. In considering whether to grant you a merit increase, the ECC will take into account, among other factors, your performance, corporate performance, and market data.

CONSULTING FEE - During the Consulting Term, you will receive a consulting fee of $250,000 per calendar month, and you will not be entitled to receive, by reason of your status as Chairman and consultant, any of the compensation or benefits that GTE provides to employees or to non-employee members of the Board. Of course, in accordance with this Agreement, you may, during the Consulting Term, be entitled to certain compensation and benefits by reason of your status as a former GTE employee.

EIP AND LTIP - During the Term of Employment, on an annual basis, GTE will provide you with the opportunity to earn an annual bonus in accordance with the terms and conditions of the GTE Executive Incentive Plan or any successor plan ("EIP"), and an annual grant of a long-term incentive opportunity (currently, a stock option grant and a performance bonus award) in accordance with the terms and conditions of the GTE Long-Term Incentive Plan or any successor plan ("LTIP"), at a level that is no less than the total opportunity offered to you immediately before your execution of this Agreement.

LONG-TERM PERFORMANCE INCENTIVE - Upon your execution of this Agreement, GTE will credit $10,000,000 to a deferred account (the "Account") for you. The value of the Account will be adjusted (upward or downward as appropriate) to reflect the value that the Account would have if the balance in the Account were invested in a mutual fund designated by you. The Account will be credited with interest at the "Corporate Average" yield of long-term, high-grade corporate bonds as reported by Moody's Investors Service, or such other substantially similar yield as may be designated under the LTIP deferral regulations, from January 1, 1999, until the date on which your initial mutual fund designation becomes effective. Quarterly (or more frequently, if permitted by the ECC or its designee), you may change the designated mutual fund on a prospective basis. The crediting of interest and investment performance and


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Charles R. Lee
January 14, 1999
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the designation, or change in designation, of a mutual fund pursuant to this paragraph will be in accordance with any reasonable rules or requirements imposed by the ECC or its designee.

You will become vested in the value of the Account (the "Account Balance") as follows: You will become vested in 60% of the value of the Account (the "Account Balance") if you are actively employed by GTE on December 31, 2001. You will become 80% vested in the Account Balance if you are actively employed by GTE on December 31, 2002. You will become 100% vested in the Account Balance if you are actively employed by GTE on December 31, 2003. Notwithstanding the foregoing, if the Merger becomes effective, you will become 100% vested in the Account Balance if you are actively employed by GTE on the later of (i) the Merger Date or (ii) June 30, 2002.

The Payable Amount, as defined below (if any) will be paid to you (or, in the event of your death, your beneficiary) in cash as soon as practicable after the vested percentage of the Account Balance increases in accordance with the preceding provisions of this Section ("Long-Term Performance Incentive"), except to the extent that you elect to defer payment in accordance with deferral rules prescribed by GTE. The amounts to be paid, provided, or credited pursuant to this Section will not be treated as compensation for purposes of computing or determining any additional benefit to be paid, provided, or credited under any savings plan, insurance plan, pension plan, or other employee benefit plan maintained by GTE.

The Payable Amount will be calculated as follows:

         o First, the value of the Account Balance, determined as of the date on which the vested percentage increases, will be multiplied by the then-current vested percentage to produce the Vested Balance.

         o Second, the Vested Balance will be multiplied by the Performance Percentage prescribed by the following table to determine the Cumulative Vested Amount:

                               EPS Growth                Performance Percentage
                               ----------                ----------------------

                              At least 10%.........................70%
                              At least 14.4%......................100%
                              At least 17.3%......................130%


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Charles R. Lee
January 14, 1999
Page 6



                  If EPS Growth is less than 10%, the Performance Percentage will be zero or such higher amount as may be determined by the ECC. If EPS Growth is between 10% and 14.4% or between 14.4% and 17.3%, the Performance Percentage will be determined by linear interpolation. The ECC may adjust the EPS Growth goals in the table above at any time, and will adjust these goals after the Merger, as it deems equitable in its sole discretion.

                  The ECC will have the sole discretion to determine EPS Growth. The ECC's determination of EPS Growth, which will be final and binding, will be made as follows: EPS Growth will measure the percentage increase in GTE's annual earnings per share ("EPS") over GTE's EPS for its 1998 fiscal year of $3.07 per share. GTE's EPS will be determined on the basis of the fully diluted earnings per share reported in GTE's annual consolidated financial statements for each year (or, for a period of less than a full fiscal year, as reported on GTE's Form 10-Q). In determining EPS Growth, the ECC will have the discretion to take into consideration any or all of the following: (1) the effects of business combinations; (2) the effects of discontinued operations (including loss on disposal of a line of business or class of customer); (3) changes in accounting principles; (4) extraordinary items; (5) restructuring charges; and (6) changes in tax law. Items (1) and (2) will be as defined in accordance with Generally Accepted Accounting Principles ("GAAP"), and items (3) through (6) will be as defined in accordance with GAAP and as defined and as disclosed in GTE's financial statements. When the ECC determines EPS Growth, the ECC will determine EPS Growth on the basis of the compound annual rate of growth over the entire period since December 31, 1998. If the vested percentage of the Account Balance increases in accordance with the preceding provisions of this Section ("Long-Term Performance Incentive") on a date other than the last day of GTE's fiscal year, the Performance Percentage will be determined as of the end of the most recent GTE fiscal quarter ending on or before such date.

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Charles R. Lee
January 14, 1999
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         o    Third, the Payable Amount will be calculated by subtracting all amount(s) previously paid or deferred pursuant to this Section ("Long-Term Performance Incentive"), and the earnings that would have accrued thereon if such amount(s) had not been paid or deferred, from the Cumulative Vested Amount. If the Payable Amount is zero or less, no amount will be paid to you (and you will not be required to make any payment to GTE) pursuant to this Section. Attachment A illustrates how the calculations will be made.

MERGER IMPLEMENTATION AND RETENTION INCENTIVE PROGRAM - You will participate in the GTE Merger Implementation and Retention Incentive Program (the "Program") on the same terms as other senior executives of GTE. The terms of the Program that apply to you will be set forth in a separate agreement between you and GTE.

RETIREMENT -

ADDITIONAL PENSION CREDIT - Except as provided in the Section captioned "Termination of Employment," GTE will provide you with the following pension benefits if you remain employed by the GTE Companies until the end of the Term of Employment:

(i) EXTRA SERVICE CREDIT. You will be credited with an extra year of service for each year that you actually work or consult for the GTE Companies during the Term of Agreement for purposes of determining your pension benefits. An extra year of service will be prorated for the partial year that is included in the Term of Agreement.

(ii) AVERAGE COMPENSATION. Your pension will be calculated on the basis of the highest of (a) your final year of pensionable compensation as an employee, (b) your final average three years of pensionable compensation as an employee, or (c) your final average five years of pensionable compensation as an employee.

(iii) PENSION COMMENCEMENT DATE. Your pension (calculated in accordance with the provisions of this Section ("Additional Pension Credit") may commence immediately following the end of the Term of Employment, or later, taking into account any service credit to be granted for the


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Charles R. Lee
January 14, 1999
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         subsequent Consulting Term (if any) in accordance with the provisions of paragraph (i), above.

(iv) PLAN AMENDMENT. If any GTE tax-qualified defined benefit plan in which you participate (the "Qualified Plan") is amended after the date of this Agreement, your benefits under the GTE Supplemental Executive Retirement Plan or any successor thereto (the "SERP") will be equal to the greater of the benefits determined under the terms of the Qualified Plan in effect on the date of this Agreement or the benefits determined under the terms of the Qualified Plan and the SERP in effect on the date as of which your benefits are determined (taking into account in each case the extra service credit provided by paragraph (i), above, and the compensation adjustment prescribed by paragraph (ii), above), offset by any benefits due to you from the Qualified Plan. There will be no duplication of benefits between the pension benefits prescribed by the preceding provisions of this paragraph (iv) and the pension payable from the Qualified Plan or the SERP.

If your employment terminates before the end of the Term of Employment by reason of involuntary termination for Cause (as defined below) or by reason of your voluntary termination of employment without Good Reason (as defined below), you will not be entitled to the benefits provided by the provisions of this Section ("Additional Pension Credit").

If your employment terminates before the end of the Term of Employment by reason of your death or Disability (as defined below), you will be credited with an extra year of service for each year for which you actually worked for the GTE Companies during the Term of Employment for purposes of determining your pension benefits, but you will not be entitled to any other benefits under the preceding provisions of this Section ("Additional Pension Credit").

Notwithstanding the preceding provisions of this Section ("Additional Pension Credit"), if you have a Qualifying Termination following a Change in Control (as those terms are defined in the Executive Severance Agreement between you and GTE Service Corp., dated June 4, 1998 (the "ESA")), you will be entitled to the benefits provided by the preceding provisions of this Section as though your employment continued until June 30, 2004, including the service credit provided in accordance with this Section, in lieu of the service credit provided by your ESA; provided that your pension will be payable immediately following


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Charles R. Lee
January 14, 1999
Page 9



the Qualifying Termination; provided further that your pensionable compensation will be deemed equal to 100% of your Base Amount (as defined in your ESA) if that produces a greater benefit than if your pensionable compensation were calculated in accordance with paragraph (ii) of this Section; provided, however, that the foregoing benefits are contingent upon your execution of the release prescribed by the Section captioned "Release" and your compliance with the Sections captioned "Covenants" and Confidentiality. However, the other provisions of your ESA will not be adversely affected by this Agreement.

Notwithstanding the preceding provisions of this Section ("Additional Pension Credit"), if GTE terminates your employment under this Agreement for any reason other than death, Disability (as defined below), or Cause (as defined below), and you do not have a Qualifying Termination following a Change in Control (as those terms are defined your ESA), you will be entitled to the benefits provided by the preceding provisions of this Section as though your employment continued until June 30, 2004, including the service credit provided in accordance with this Section; provided that your pension will not begin before the Term of Employment ends; provided further that your pension will be calculated on the basis of the highest of (a) your final year of pensionable compensation, (b) your final average three years of pensionable compensation, (c) your final average five years of pensionable compensation, or (d) your final average five years of pensionable compensation while you are employed; provided, however, that the foregoing benefits are contingent upon your execution of the release prescribed by the Section captioned "Release" and your compliance with the Sections captioned "Covenants" and "Confidentiality."

For purposes of the preceding provisions of this Section ("Additional Pension Credit"), "pensionable compensation" means compensation as defined by the applicable pension plan, and any pensionable compensation paid pursuant to the Section captioned "Termination Provisions" after your employment terminates will be treated as paid when it would have been paid if your employment had not terminated.

The benefits provided by the preceding provisions of this Section ("Additional Pension Credit") will be paid out of GTE's funded plans, out of GTE's general assets, or both, at GTE's discretion.


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Charles R. Lee
January 14, 1999
Page 10



FINANCIAL COUNSELING - If you continue as an employee of (or consultant to) GTE until June 30, 2004, in accordance with this Agreement, then from July 1, 2004, through June 30, 2006, GTE will provide you with financial counseling assistance consistent with the GTE policy then in effect for other senior executives, subject, however, to your execution of the release prescribed by the Section captioned "Release" and your compliance with the covenants set forth in the Sections captioned "Covenants" and "Confidentiality."

TERMINATION PROVISIONS -

o CHANGE IN CONTROL - Upon the occurrence of a Qualifying Termination following a Change in Control (as those terms are defined in your ESA) during the Term of Employment, you will be entitled to receive additional pension benefits in accordance with the Section captioned "Additional Pension Credit." Upon the occurrence of a Qualifying Termination following a Change in Control during the Term of Employment, you also will become entitled to receive (1) two years of financial counseling assistance consistent with the GTE policy then in effect for other senior executives, and (2) the Long-Term Performance Incentive, payable in accordance with (and on the date(s) prescribed by) the Section captioned "Long-Term Performance Incentive" (or, if greater, the amount that would have been payable in accordance with such Section if the Performance Percentage were 100%), subject in each case to your execution of the release prescribed by the Section captioned "Release" and your compliance with the covenants set forth in the Sections captioned "Covenants" and "Confidentiality." Although you will not be entitled to any additional payments, benefits, or grants under this Agreement following the Qualifying Termination, you also will receive any other benefits to which you are entitled under your ESA.

     If you incur a Qualifying Termination after a Change in Control (as those terms are defined in your ESA) during the Term of Employment, except as provided above in this Section ("Change in Control"), your entitlement to benefits will be determined solely by your ESA and any relevant GTE compensation and benefit plans and award agreements. If the preceding provisions of this Section ("Change in Control") apply, you will not be entitled to payments or benefits under the following Sections that address termination of employment under other circumstances.


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Charles R. Lee
January 14, 1999
Page 11



o VOLUNTARY TERMINATION BY YOU - You may terminate your employment under this Agreement at any time by giving the Board written notice of intent to terminate, delivered at least 30 calendar days before the effective date of such termination (such period not to include vacation). The termination will automatically become effective upon the expiration of the 30-day notice period. Upon the effective date of such termination, your base salary and any other GTE benefits will cease to accrue, you will forfeit all unvested stock options and the then-unvested portion of your Account Balance (as defined in the Section captioned "Long-Term Performance Incentive"), you will forfeit all rights under this Agreement which as of the relevant date have not yet been earned under this Agreement, and you will not receive any consulting fees. A termination of employment in accordance with this Section ("Voluntary Termination by You"), including retirement, will be deemed a "Voluntary Termination."

     During the Consulting Term, you may terminate your service as Chairman of the Board and as consultant to GTE under this Agreement at any time by giving the Board written notice of intent to terminate, delivered at least 30 calendar days before the effective date of such termination. The termination will automatically become effective upon the expiration of the 30-day notice period. Upon the effective date of such termination, your consulting fee will cease to accrue, and your rights to office space, administrative support, and access to GTE airplane(s) will terminate. For purposes of this Agreement, if you terminate your service as either Chairman of the Board or consultant to GTE under this Agreement, you will be deemed to terminate your service in both capacities.

o TERMINATION DUE TO DEATH OR DISABILITY - If, during the Term of Employment, you terminate employment because of your death or Disability (as defined below), you will immediately become 100% vested in your Account Balance, and your Account Balance will be distributed immediately to you (or, in the event of your death, your beneficiary), based on EPS Growth as of the end of the most recent GTE fiscal quarter ending on or before the date your employment terminates. Except as provided by the preceding sentence, if, during the Term of Employment, you terminate employment on account of death or Disability (as defined below), your base salary and other GTE benefits will cease to accrue, you will not receive any consulting fees, and GTE will pay you or your beneficiary, as appropriate, all benefits to


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Charles R. Lee
January 14, 1999
Page 12



     which you or your beneficiary has a right pursuant to GTE's compensation and benefit plans. For purposes of this Agreement, you will be considered to have a Disability if an illness or injury prevents you from performing your duties (as they existed immediately before the illness or injury) on a full-time basis for six consecutive months.

     If, during the Consulting Term, you terminate your service as Chairman of the Board and as consultant to GTE under this Agreement because of your death or disability, your consulting fee will cease to accrue, and your right to office space, administrative support, and access to GTE airplane(s) will terminate.

o INVOLUNTARY TERMINATION BY GTE - GTE may terminate your employment under this Agreement at any time, for any reason. However, if GTE terminates your employment for any reason other than death, Disability (as defined above), or Cause (as defined below), such termination will be deemed an Involuntary Termination by GTE, and, subject to your signing and delivering the release required by the Section captioned "Release" and your compliance with the covenants set forth in the Sections captioned "Covenants" and "Confidentiality," you will be entitled to receive the following payments, credits, and benefits, in lieu of any payment, credit, or benefit otherwise provided pursuant to the Sections captioned "General," "Base Salary," "Consulting Fee," "EIP and LTIP," "Long-Term Performance Incentive," and "Retirement," provided that each payment, credit, and benefit will be contingent upon the absence, at the time such payment, credit, or benefit is due, of any act that would constitute a breach of this Agreement by you, and provided further that each such payment, credit, or benefit will be paid or provided at the same time that the payment, credit, or benefit that it replaces otherwise would have been paid or provided:

         o Salary. An amount equal to the salary that would have been paid to you under the Section captioned "Base Salary" through the remaining Term of Employment, based on the rate of salary in effect under such Section immediately prior to your separation from service with the GTE Companies.

         o Consulting Fee. An amount equal to the consulting fees that would have been paid to you under the Section captioned "Consulting Fee" through the remainder of the Consulting Term.


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Charles R. Lee
January 14, 1999
Page 13



         o EIP. An amount equal to the value of the awards that you would have been entitled to receive under the EIP for the remaining Term of Employment, equal to 115% of norm (or its equivalent) at your salary level for each year (but not more than the actual corporate rating for that year) multiplied by the percentage of the year that occurs before the end of the Term of Employment. The amounts determined pursuant to this paragraph will be paid to you in accordance with the provisions of the EIP that apply from time to time to other senior executives of GTE.

         o Stock Options. Stock appreciation rights ("SARs") with respect to the same number of shares that are subject to stock options granted, after the date of your separation from service, pursuant to the LTIP to the CEO during the Term of Employment. Such SARs will be subject to the same terms and conditions (including the date of grant) that apply to such stock options, except that (1) the SARs will be fully vested at the end of the Term of Employment, and (2) you will have a period of at least 90 days following the Term of Employment within which to exercise the SARs. In addition, with respect to any and all GTE stock options that are outstanding on the date of your separation from service, you will be deemed, for purposes of determining the duration of your right to exercise any and all such stock options, to have remained in active service with the GTE Companies continuously through the Term of Employment, and then to have separated from service with whatever rights would then be applicable to a holder of such options under the LTIP; provided that at the end of the Term of Employment, all then-nonvested options will be immediately vested, and you will have a minimum of 90 days from the end of the Term of Employment to exercise all then-outstanding GTE stock options (but not exceeding the maximum exercise period permitted by the LTIP).

         o LTIP Awards. The value of your then-outstanding and future performance-bonus awards (that is, the cash bonus awards under the LTIP), if any, which will be deemed equal to 75% of target (or its equivalent) for your salary level for each award cycle (but not more than the actual corporate rating for the award cycle) multiplied by the percentage of the award cycle that occurs before the end of the Term of Employment; provided that, for purposes of this paragraph, any target award that has not been established at your separation from


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Charles R. Lee
January 14, 1999
Page 14



              service will be deemed to be equal to the target award established at the time of each award cycle for the CEO. The amounts determined pursuant to this paragraph ("LTIP Awards") will be paid to you in accordance with the provisions of the LTIP that apply from time to time to other senior executives of GTE.

         o Long-Term Performance Incentive. The Long-Term Performance Incentive payments prescribed by the Section captioned "Long-Term Performance Incentive," paid in accordance with the provisions of such Section as though you had not separated from service before the end of the Term of Employment (or, if greater, the amount that would have been payable in accordance with such Section if the Performance Percentage were 100%), subject to your execution of the release prescribed by the Section captioned "Release" and your compliance with the covenants set forth in the Sections captioned "Covenants" and "Confidentiality."

         o Retirement Benefits. The retirement benefits prescribed by the next-to-last paragraph of the Section captioned "Additional Pension Credit," paid in accordance with the terms of that paragraph.

         o Financial Counseling and Outplacement. Financial planning services for two years, and outplacement services, consistent with GTE policy then in effect for other senior executives.

         o Other Benefits. All other payments, benefits, and grants due you under this Agreement (but excluding all perquisites, e.g., club memberships, credit cards, air travel rights, car allowance, and car service (which will cease)) until the end of the Term of Employment, as and when such payments, benefits, and grants would have been provided if your employment under this Agreement had not been terminated.

     Notwithstanding the foregoing provisions of this Section ("Involuntary Termination by GTE"), all cash compensation (e.g., base salary and annual and long-term cash bonus awards) otherwise payable to you following the termination of your employment will be reduced by any cash compensation (e.g., hiring bonus, base salary, or annual or long-term cash bonus award) that you earn or become entitled to that is attributable to the same period of

Charles R. Lee
January 14, 1999
Page 15



     time as a result of your subsequent employment or self-employment, disregarding for this purpose any pension benefits to which you are entitled under this Section.

     For as long as GTE has obligations to you under this Section ("Involuntary Termination by GTE"), you will keep GTE informed regarding the terms and conditions of any subsequent employment or self-employment and the corresponding compensation and benefits earned from such employment or self-employment, and you will provide or cause to be provided to GTE, in writing, correct, complete, and timely information concerning the same.

     If, during the Consulting Term, GTE terminates your service as Chairman of the Board and consultant for any reason other than death, disability, or Cause, you will be entitled to receive an amount equal to the consulting fees that would have been paid to you during the remainder of the Consulting Term as and when such fees otherwise would have been paid to you, subject to your signing and delivering the release required by the Section captioned "Release" and your compliance with the covenants set forth in the Sections captioned "Covenants" and "Confidentiality."

o TERMINATION FOR GOOD REASON - You may terminate your employment under this Agreement for Good Reason by giving the Board 30 calendar days' written notice of your intent to so terminate which sets forth in reasonable detail the facts and circumstances deemed to provide a basis for such termination. For purposes of this Agreement, "Good Reason" means a material breach by GTE of the terms and conditions of this Agreement.

     Notwithstanding the foregoing, GTE will have 15 calendar days from its receipt of such notice to cure the action specified in the notice. In the event of a cure by GTE within the 15-day period, the action in question will not constitute Good Reason.

     Except as provided in the preceding paragraph, upon the lapse of the 30 calendar days' notice period, the Good Reason termination will take effect, and your obligation to serve GTE, and GTE's obligation to employ you, under the terms of this Agreement will terminate simultaneously, and you will be deemed to have incurred an Involuntary Termination, with the consequences described above.

Charles R. Lee
January 14, 1999
Page 16



     If you do not fulfill the notice and explanation requirements imposed by this Section ("Termination for Good Reason"), the resulting termination of employment will be deemed a Voluntary Termination.

     During the Consulting Term, you may terminate your service as Chairman of the Board and as a consultant to GTE for Good Reason in accordance with the procedures that apply to the termination of your employment for Good Reason, described above in this Section ("Termination for Good Reason"). If you so terminate your service for Good Reason, you will be entitled to receive an amount equal to the consulting fees that would have been paid to you during the remainder of the Consulting Term as and when such fees otherwise would have been paid to you, subject to your signing and delivering the release required by the Section captioned "Release" and your compliance with the covenants set forth in the Sections captioned "Covenants" and "Confidentiality."

o TERMINATION FOR CAUSE - Nothing in this Agreement prevents GTE from terminating your employment under this Agreement for Cause. In the event of your termination for Cause, you will forfeit the then-unvested portion of your Account Balance, and GTE will pay you your full accrued base salary and accrued vacation time through the date of your termination, and GTE will have no further obligations under this Agreement.

     For purposes of this Agreement, "Cause" is defined as a good faith determination by the Board, after consultation with outside legal counsel that you have committed an act or omission that is materially contrary to GTE's best interests or that you materially breached any of the terms and conditions of this Agreement. Notwithstanding the foregoing, you will not be deemed to have been terminated for Cause unless and until you are furnished with a notice, consisting of a copy of a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a duly held meeting of the Board (with reasonable notice to you and an opportunity for you, together with counsel, to be heard before the Board) finding that you have engaged in the conduct described in this paragraph and specifying the particulars thereof in detail. The Board may not delegate or assign its duties under this paragraph.

     Nothing in this Agreement prevents GTE from terminating your service as Chairman of the Board and consultant under this Agreement for Cause (as

Charles R. Lee
January 14, 1999
Page 17



     defined above) during the Consulting Term. In the event of such a termination for Cause, your consulting fees will cease to accrue, your rights to office space, administrative support, and access to GTE airplane(s) will terminate, and GTE will have no further obligations under this Agreement.

RESCISSION - If the ECC determines in its sole discretion that (i) consummation of a transaction may be contingent upon the parties' ability to use pooling of interest accounting and (ii) a provision of this Agreement would preclude the use of pooling of interest accounting, the ECC may, in its sole discretion, eliminate or modify that provision to the extent required to allow pooling of interest accounting. If the Long-Term Performance Incentive is rescinded pursuant to this Section ("Rescission"), the covenants appearing in paragraphs
(a), (b), and (c) of the Section captioned "Covenants" will no longer apply to you.

RELEASE - You will not be entitled to any benefits under this Agreement following the termination of your employment and/or consulting relationship unless, at the time you terminate your employment or consulting relationship, you execute a release satisfactory to GTE releasing GTE, its affiliates, shareholders, directors, officers, employees, representatives, and agents and their successors and assigns from any and all employment-related, consulting-related, or service-related claims you or your successors and beneficiaries might then have against them (excluding any claims you might then have under this Agreement, your ESA, or any employee benefit plan that is subject to the vesting standards imposed by the Employee Retirement Income Security Act of 1974, as amended).

COVENANTS - In consideration for the benefits and agreements described above, you agree that:

(a) PROHIBITED CONDUCT - During your employment and/or consulting relationship with GTE, and for a period ending with the later of (i) 24 months following the termination of such employment or consulting relationship for any reason or (ii) June 30, 2004, you, without the prior approval of the Board (provided by a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a duly held meeting of the Board), will not:

     o   personally engage in Competitive Activities (as defined below); or

Charles R. Lee
January 14, 1999
Page 18



     o work for, own, manage, operate, control, or participate in the ownership, management, operation, or control of, or provide consulting or advisory services to, any individual, partnership, firm, corporation, or institution engaged in Competitive Activities, or any company or person affiliated with such person or entity engaged in Competitive Activities; provided that your purchase or holding, for investment purposes, of securities of a publicly-traded company shall not constitute "ownership" or "participation in ownership" for purposes of this paragraph so long as your equity interest in any such company is less than a controlling interest.

(b) COMPETITIVE ACTIVITIES - For purposes of this Agreement, "Competitive Activities" means business activities relating to products or services of the same or similar type as the products or services (i) which are sold (or, pursuant to an existing business plan, will be sold) to paying customers of one or more GTE Companies, and (ii) for which you then have responsibility to plan, develop, manage, market, or oversee, or had any such responsibility within your most recent 24 months of employment and/or other service with the GTE Companies. Notwithstanding the previous sentence, a business activity shall not be treated as a Competitive Activity if the geographic marketing area of the relevant products or services sold by you or a third party does not overlap with the geographic marketing area for the applicable products and services of the GTE Companies.

(c) INTERFERENCE WITH BUSINESS RELATIONS - During the period of your employment and/or consulting relationship with any GTE Company, and for a period ending with the later of (i) 24 months following the termination of such employment and/or consulting relationship for any reason or (ii) June 30, 2004, you will not, without the written approval of the Board (provided by a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a duly held meeting of the Board):

     o recruit or solicit any employee of any GTE Company for employment or for retention as a consultant or service provider;

     o hire or participate (with another company or third party) in the process of hiring (other than for a GTE Company) any person who is then an employee of any GTE Company, or provide names or other information about GTE employees to any person or business (other than a GTE

Charles R. Lee
January 14, 1999
Page 19



         Company) under circumstances which could lead to the use of that information for purposes of recruiting or hiring;

     o interfere with the relationship of any GTE Company with any of its employees, agents, or representatives;

     o solicit or induce, or in any manner attempt to solicit or induce, any client, customer, or prospect of a GTE Company (1) to cease being, or not to become, a customer of a GTE Company or (2) to divert any business of such customer or prospect from a GTE Company; or

     o otherwise interfere with, disrupt, or attempt to interfere with or disrupt, the relationship, contractual or otherwise, between any GTE Company and any of its customers clients, prospects, suppliers, consultants, or employees.

(d) RETURN OF PROPERTY; INTELLECTUAL PROPERTY RIGHTS - You agree that on or before your termination of employment and/or consulting relationship with all GTE Companies for any reason, you will return to the appropriate GTE Company all property owned by each such company or in which any such company has an interest, including files, documents, data and records (whether on paper or in tapes, disks, or other machine-readable form), office equipment, credit cards, and employee identification cards. You acknowledge that GTE or an applicable GTE Company is the rightful owner of any programs, ideas, inventions, discoveries, copyright material, or trademarks that you may have originated or developed, or assisted in originating or developing, during your period of employment and/or consulting with any GTE Company, where any such origination or development involved the use of company time or resources, or the exercise of your responsibilities for or on behalf of any such company. You will at all times, both before and after termination of your employment and/or consulting relationship, cooperate with GTE in executing and delivering documents requested by any GTE Company, and taking any other actions, that are necessary or requested by GTE to assist any GTE Company in patenting, copyrighting, or registering any programs, ideas, inventions, discoveries, copyright material, or trademarks, and to vest title thereto in the applicable company.

(e) PROPRIETARY AND CONFIDENTIAL INFORMATION - You will at all times preserve the confidentiality of all proprietary information and trade secrets of any and all

Charles R. Lee
January 14, 1999
Page 20



GTE Companies, except to the extent that disclosure of such information is legally required. "Proprietary information" means information that has not been disclosed to the public and that is treated as confidential within the business of any GTE Company, such as strategic or tactical business plans; undisclosed financial data; ideas, processes, methods, techniques, systems, patented or copyrighted information, models, devices, programs, computer software, or related information; documents relating to regulatory matters and correspondence with governmental entities; undisclosed information concerning any past, pending, or threatened legal dispute; pricing and cost data; reports and analyses of business prospects; business transactions which are contemplated or planned; research data; personnel information and data; identities of users and purchasers of any GTE Company's products or services; and other confidential matters pertaining to or known by one or more GTE Companies, including confidential information of a third party which you know or should know a GTE Company is bound to protect.

(f) WAIVER - Nothing in this Agreement will bar you from requesting, at the time of your termination of your employment and/or consulting relationship or at any time thereafter, that the Board, in its sole discretion, waive in writing GTE's rights to enforce some or all of this Section ("Covenants"). Any such waiver must be effected by a resolution duly adopted by the affirmative vote of not less than three quarters of the entire membership of the Board at a duly held meeting of the Board.

(g) OTHER AGREEMENTS AND POLICIES - The obligations imposed on you by this Section ("Covenants") are in addition to, and not in lieu of, any and all other policies and agreements of GTE regarding the subject matter of the foregoing obligations.

MISCELLANEOUS -

NONDUPLICATION OF BENEFITS/NO SEVERANCE - The payment of any benefits hereunder will be in lieu of any GTE Involuntary Separation Program ("ISEP") or other separation or severance benefits and will fulfill all GTE obligations under associated plans and programs, except to the extent that you become entitled to such benefits after a Qualifying Termination following a Change in Control (as those terms are defined in you ESA). No provision of this Agreement will require GTE to provide you with any payment, benefit, or grant that duplicates any payment, benefit, or grant that you are entitled to receive under the ESA or

Charles R. Lee
January 14, 1999
Page 21



under any GTE compensation or benefit plan, award agreement, or other arrangement.

OTHER GTE PLANS - Except to the extent otherwise explicitly provided by this Agreement, any awards made to you under any GTE compensation or benefit plan or program will be governed by the terms of that plan or program and any applicable award agreement thereunder. Notwithstanding the foregoing, you will not be entitled to participate in any GTE compensation or benefit plan that is established after your employment with Service Corp. terminates, and except as specifically provided in this Agreement, you will not be entitled to any additional grants or awards under any GTE compensation or benefit plan after your employment with Service Corp. terminates.

FORFEITURE OF DEFERRED AMOUNTS - If you breach any of the obligations set forth in the Section captioned "Covenants" or engage in serious misconduct that is contrary to written policies of GTE or is harmful to any GTE Company or its reputation, you may forfeit all or part of any amounts that you defer or accrue under any GTE-sponsored deferred compensation program after your execution of this Agreement and any interest or earnings thereon.

PAYMENTS SUBJECT TO EXCISE TAX - Your ESA provides for the payment of an additional amount if you receive any amount that is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended.

EFFECT ON EXECUTIVE SEVERANCE AGREEMENT - The execution of this Agreement will not alter or amend your ESA; provided that the execution of this Agreement, the provision of compensation and benefits pursuant to this Agreement, and the assignment to you of duties and responsibilities in accordance with this Agreement will not create a "Good Reason" for purposes of your ESA.

WAIVER - Failure to insist upon strict compliance with any of the terms, covenants, or conditions of this Agreement will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

TAXES - GTE may withhold from any benefits payable under this Agreement all taxes that GTE reasonably determines to be required pursuant to any law,

Charles R. Lee
January 14, 1999
Page 22



regulation, or ruling. However, it is your obligation to pay all required taxes on any amounts provided under this Agreement, regardless of whether withholding is required.

CONFIDENTIALITY - Except to the extent otherwise required by law, you will not disclose, in whole or in part any of the terms of this Agreement. This Section ("Confidentiality") does not prevent you from disclosing the terms of this Agreement to your spouse or to your legal or financial adviser, provided that you take all reasonable measures to assure that he or she does not disclose the terms of this Agreement to a third party except as otherwise required by law.

GOVERNING LAW - To the extent not preempted by federal law, the provisions of this Agreement will be construed and enforced in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this provision to the substantive law of another jurisdiction.

ASSIGNMENT - Service Corp. may, without your consent, assign its rights and obligations under this Agreement to any other entity that is a part of GTE, and if Service Corp. makes such an assignment, all references in his Agreement to "Service Corp." will be deemed to refer to the assignee. However, you may not assign your rights and obligations under this Agreement.

SEVERABILITY - The agreements contained herein and within the release prescribed by the Section captioned "Release" will each constitute a separate agreement independently supported by good and adequate consideration, and will each be severable from the other provisions of the Agreement and such release. If an arbitrator or court of competent jurisdiction determines that any term, provision, or portion of this Agreement or such release is void, illegal, or unenforceable, the other terms, provisions and portions of this Agreement or such release will remain in full force and effect, and the terms, provisions, and portions that are determined to be void, illegal, or unenforceable will either be limited so that they will remain in effect to the extent permissible by law, or such arbitrator or court will substitute, to the extent enforceable, provisions similar thereto or other provisions, so as to provide to GTE, to the fullest extent permitted by applicable law, the benefits intended by this Agreement and such release.

Charles R. Lee
January 14, 1999
Page 23



ADDITIONAL REMEDIES - In addition to any other rights or remedies, whether legal, equitable, or otherwise, that each of the parties to this Agreement may have, you acknowledge that (i) the covenants in the Sections captioned "Covenants" and "Confidentiality" are essential to the continued good will and profitability of GTE; (ii) you have broad-based skills that will serve as the basis for employment opportunities that are not prohibited by the covenants in the Sections captioned "Covenants" and "Confidentiality;" (iii) when your employment and/or consulting relationship with GTE terminates, you will be able to earn a livelihood without violating any of the terms of this Agreement; (iv) irreparable damage to GTE will result in the event that the foregoing sections of this Agreement are not specifically enforced and that monetary damages will not adequately protect GTE from a breach of these sections of the Agreement; (v) if any dispute arises concerning the violation by you of these provisions of the Agreement, an injunction may be issued restraining such violation pending the determination of such controversy, and no bond or other security may be required in connection therewith; (vi) such covenants will continue to apply after any expiration, termination, or cancellation of this Agreement; (vii) your breach of any of such covenants will result in your immediate forfeiture of all rights under this Agreement; and (viii) in the event of any such breach by you, you will, at GTE's request, return all payments made pursuant to this Agreement. You further agree that you will pay for any applicable attorneys' fees and court costs incurred by GTE if GTE is required to seek the enforcement of or to defend the terms of this Agreement.

SURVIVAL - The provisions in the Sections captioned "Covenants" and "Miscellaneous" will survive the Term of Agreement. If your employment and/or consulting relationship with GTE continues after the Term of Agreement, you will be subject to the obligations imposed by each of such Sections with respect to such employment and/or consulting relationship. Any obligations that GTE has incurred under this Agreement to provide benefits that have vested under the terms of this Agreement (including GTE's obligations in the Section captioned "Retirement") will likewise survive the Term of Agreement. Except as provided by the preceding provisions of this Section ("Survival"), the terms of your employment (if any) after the end of the Term of Employment will not be governed by this Agreement.

ARBITRATION - Any dispute arising out of or relating to this Agreement, except any dispute arising out of or relating to the Sections captioned "Covenants" and "Confidentiality," and any dispute arising out of or relating to your

Charles R. Lee
January 14, 1999
Page 24



employment, except a dispute arising solely out of, or relating solely to, your ESA, will be settled by final and binding arbitration, which will be the exclusive means of resolving any such dispute, and the parties specifically waive all rights to pursue any other remedy, recourse, or relief. With respect to disputes by GTE arising out of or relating to the Sections captioned "Covenants" and "Confidentiality," GTE has retained all its rights to legal and equitable recourse and relief, including but not limited to injunctive relief, as referred to in Section captioned "Additional Remedies". The arbitration will be expedited and conducted in the State of New York pursuant to the Center for Public Resources ("CPR") Rules for Non-Administered Arbitration of Employment Disputes in effect at the time of notice of the dispute before one neutral arbitrator appointed by CPR from the CPR Panel of neutrals unless the parties mutually agree to the appointment of a different neutral arbitrator. The arbitration will be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitration may be entered by any court having jurisdiction. The finding of the arbitrator may not change the express terms of this Agreement and shall be consistent with the arbitrator's understanding of the findings a court of proper jurisdiction would make in applying the applicable law to the facts underlying the dispute. In no event whatsoever will such an arbitration award include any award of damages other than the amounts in controversy under this Agreement. The parties waive the right to recover, in such arbitration, punitive damages. Each party hereby agrees that the State of New York is the proper venue for any litigation seeking to enforce any provision of this Agreement or to enforce any arbitration award under this Section, and each party hereby waives any right it otherwise might have to defend, oppose, or object to, on the basis of jurisdiction, venue, or forum nonconveniens, a suit filed by the other party in any federal or state court in the State of New York to enforce any provision of this Agreement or to enforce any arbitration award under this Section. Each party also waives any right it might otherwise have to seek to transfer from a federal or state court in the State of New York a suit filed by the other party to enforce any provision of this Agreement or to enforce any arbitration award under this Section.

ENTIRE AGREEMENT - Except for the terms of the ESA and the other compensation and benefit plans in which you participate, this Agreement sets forth the entire understanding of you and GTE, and supersedes all prior agreements and communications, whether oral or written, between GTE and you. This Agreement will not be modified except by written agreement of you and GTE.

Charles R. Lee
January 14, 1999
Page 25



Chuck, I believe that this generous offer provides you and your family with financial security as our industry and GTE evolve. We recognize that the requirements that have been and will be placed on you are significant. It is my hope that this compensation arrangement provides you with a level of comfort to allow you to continue to perform your responsibilities in an exemplary manner. Please indicate your acceptance by signing below and returning this Agreement to me by January 29, 1999.

Sincerely yours,




Russell E. Palmer,
on behalf of the Executive Compensation
and Organizational Structure Committee
of the Board of Directors of GTE Corporation



J. Randall MacDonald,
on behalf of GTE Corporation



I agree to the terms described above.


--------------------------------------------
Charles R. Lee

Charles R. Lee
January 14, 1999
Attachment


                                  ATTACHMENT A



      ----------------------------------------------------------------------------------------------
                 Year(1)                 Threshold               Target                Maximum
                                           (10%)                 (14.4%)               (17.3%)
      2001
      -        Cumulative EPS             $11.19                 $12.13                 $12.77
      -        Bonus(2)                    $4.2                   $6.0                   $7.8

      2002
      -        Cumulative EPS             $15.69                 $17.39                 $18.58
      -        Bonus(2)                    $1.4                   $2.0                   $2.6

      2003
      -        Cumulative EPS             $20.64                 $23.41                 $25.40
      -        Bonus(2)                    $1.4                   $2.0                   $2.6

      ==============================================================================================

      Targets upon Merger
      Effective Time

      June 30, 2002
      -        Cumulative EPS             $13.44                 $14.76                 $15.68
      -        Bonus(2)                    $2.8                   $4.0                   $5.2

      ----------------------------------------------------------------------------------------------

(1) Performance reflects results for the fiscal year noted
(2) Bonus amounts are before any additional earnings have been calculated

Note: Interpolation would be used for performance in between the points shown on the chart. Earnings shown assume consistent performance from year to year. The ECC may adjust the EPS Growth goals at any time, and will adjust these goals after the Merger, as it deems equitable in its sole discretion.

                                                                    EXHIBIT 10.3



January 7, 1999



Kent B. Foster
[Address]
[Address]

Dear Kent:

I am pleased to offer you this employment agreement (the "Agreement") with GTE Service Corporation ("Service Corp.") which will provide for employment stability for you and long-term wealth creation opportunity for you and your family. In return, GTE can expect your continued leadership for the foreseeable future as well as your value-added advice and counsel on the broad array of issues and challenges facing GTE today and in the future.

PURPOSE - Service Corp. enters into this Agreement with you because the rapidly-changing and increasingly global telecommunications market, which has resulted from the Telecommunications Act of 1996, and the proposed merger between GTE Corporation and Bell Atlantic Corporation ("Bell Atlantic") or a subsidiary of Bell Atlantic (the "Merger") have required and will require GTE to make critical strategic, marketing, and technical decisions. These decisions by GTE will be based, in whole or in part, on confidential analyses of the evolving telecommunications market, confidential assessments of the technical capabilities and strategic plans of GTE and competing businesses, and confidential or proprietary information regarding GTE's technology, resources, and business opportunities or other confidential or proprietary information relating to GTE's business. Service Corp. seeks by this Agreement to ensure that you remain a part of the executive management team that plays a central role in this decision-making process.

In consideration for your entering into this Agreement, including the restrictions on the disclosure and use of confidential or proprietary information and the limitations on your engaging in competitive activities, Service Corp. is providing you with the security of a fixed-term agreement, a long-term retention incentive, participation in the GTE Merger Implementation and Retention Incentive Program, and other benefits.

Kent B. Foster
January 7, 1999
Page 2



GENERAL - Under this Agreement, you will continue as a Corporate Officer and Senior Executive of GTE. During the Term of Employment (as defined below), you will continue to receive the same benefits as other senior executives of GTE at your salary level (except that you will not receive involuntary separation program ("ISEP") or other separation and severance benefits). In addition, the terms of your employment will be governed by the following:

TERM - The term of employment under this Agreement ("Term of Employment") will commence on October 1, 1998, and end on September 30, 2002.

DUTIES AND RESPONSIBILITIES - You will continue to perform your duties and responsibilities fully and faithfully (i) as a director, so long as you are elected and serving, and (ii) as an officer, reporting only to the Board of Directors of GTE Corporation ("Board") and/or the Chief Executive Officer(s) of GTE Corporation ("CEO(s)"). You will serve in such executive capacities, with such titles and authorities, as the Board or the CEO(s) of GTE may from time to time prescribe, and you will perform all duties incidental to such positions, shall cooperate fully with the Board and the CEO(s) and will work cooperatively with the other officers of GTE. You will continue to devote your entire business skill, time, and effort diligently to the affairs of GTE in accordance with the duties assigned to you, and you will perform all such duties, and otherwise conduct yourself, in a manner reasonably calculated in good faith by you to promote the best interests of GTE. During the Term of Employment, except to the extent specifically permitted in writing by the Board or the CEO(s), and except for memberships on boards of directors that you hold on the date of this Agreement, you will not, directly or indirectly, render any services of a business, commercial, or professional nature to any other person or organization other than a GTE Company or a person or organization in which GTE has a financial interest, whether or not the services are rendered for compensation.

LOCATION - During the Term of Employment, you will perform services for GTE at your current location, at GTE's headquarters, or at any other location designated by GTE as necessary or appropriate for the discharge of your responsibilities under this Agreement. In the event of any change in your principal work location, you will be eligible for relocation assistance under the

Kent B. Foster
January 7, 1999
Page 3



terms of any GTE relocation policy then applicable to other senior executives of GTE at your salary level.

BASE SALARY - During the Term of Employment, your annual base salary will not be less than $899,000 per year; provided that if you are granted a merit increase in your base salary, your base salary will not thereafter be reduced below that increased level during the Term of Employment.

EIP AND LTIP - During the Term of Employment, on an annual basis, GTE will provide you with the opportunity to earn an annual bonus in accordance with the terms and conditions of the GTE Executive Incentive Plan or any successor plan ("EIP"), and an annual grant of a long-term incentive opportunity (currently a stock option grant and a cash award) in accordance with the terms and conditions of the GTE Long-Term Incentive Plan or any successor plan ("LTIP"), in each case at a level commensurate with the opportunity offered to other GTE senior executives at your salary level.

LONG-TERM RETENTION INCENTIVE - Upon your execution of this Agreement, GTE will credit $4,500,000 to a deferred account (the "Account") for you. The value of the Account will be adjusted (upward or downward as appropriate) to reflect the value that the Account would have if the balance in the Account were invested in a mutual fund designated by you. The Account will be credited with interest at the "Corporate Average" yield of long-term, high-grade corporate bonds as reported by Moody's Investors Service, or such substantially similar yield as may be designated under the LTIP deferral regulations, from October 1, 1998, until the date on which your initial mutual fund designation becomes effective. Quarterly (or more frequently, if permitted by GTE's Executive Vice President - Human Resources and Administration or his successor (the "EVP")), you may change the designated mutual fund on a prospective basis. The crediting of interest and investment performance and the designation, or change in designation, of a mutual fund pursuant to this paragraph will be in accordance with any reasonable rules or requirements imposed by the EVP. You will become vested in 60% of the value of the Account (the "Account Balance") if you are actively employed by GTE on September 30, 2001. You will become 100% vested in the Account Balance if you are actively employed by GTE on September 30, 2002. The vested portion of the Account Balance will be paid to you (or, in the event of your death, your beneficiary) in cash as soon as practicable after it becomes vested, except to

Kent B. Foster
January 7, 1999
Page 4



the extent that you elect to defer payment in accordance with deferral rules prescribed by GTE. The amounts to be paid, provided, or credited pursuant to this Section will not be treated as compensation for purposes of computing or determining any additional benefit to be paid, provided, or credited under any savings plan, insurance plan, pension plan, or other employee benefit plan maintained by any GTE Company.

MERGER IMPLEMENTATION AND RETENTION INCENTIVE PROGRAM - You will participate in the GTE Merger Implementation and Retention Incentive Program (the "Program") on the same terms as other senior executives of GTE at your salary level. The terms of the Program that apply to you will be set forth in a separate agreement between you and GTE.

BOARD OF DIRECTORS - After the execution of this Agreement, you will continue to serve as a member of the Board, and you will be nominated for election to the Board at the annual meeting of shareowners that occurs upon the expiration of your current term as a member of the Board after the date of this Agreement. If you are elected to serve as a member of the Board at such annual meeting, you also will be nominated for election to the Board at each subsequent meeting of shareowners that occurs when your then-current term as a member of the Board expires during the Term of Employment.

RETIREMENT -

ADDITIONAL PENSION AND BENEFIT CREDIT - Except as provided in the Section captioned "Termination of Employment," GTE will provide you with the following pension benefits:

(v) EXTRA SERVICE CREDIT. If you remain employed by the GTE Companies until September 30, 2002, you will be credited with an extra year of service for each year that you actually work for the GTE Companies during the Term of Employment for purposes of determining your pension benefits.

(vi) PLAN AMENDMENT. If you remain employed by the GTE Companies until September 30, 2002, and if any GTE tax-qualified defined benefit plan in which you participate (the "Qualified Plan") is amended after the date of this Agreement, your benefits under the GTE Supplemental Executive

Kent B. Foster
January 7, 1999
Page 5



         Retirement Plan or any successor thereto (the "SERP") will be equal to the greater of the benefits determined under the terms of the Qualified Plan in effect on the date of this Agreement or the benefits determined under the terms of the Qualified Plan and the SERP in effect on the date as of which your benefits are determined (taking into account in each case the extra service credit provided by paragraph (i), above), offset by any benefits due to you from the Qualified Plan. There will be no duplication of benefits between the pension benefits prescribed by the preceding provisions of this paragraph (ii) and the pension payable from the Qualified Plan or the SERP.

If your employment terminates before September 30, 2002, by reason of involuntary termination for Cause (as defined below) or by reason of your voluntary termination of employment without Good Reason (as defined below), you will not be entitled to the benefits provided by the provisions of paragraphs
(i) and (ii) of this Section ("Additional Pension and Benefit Credit").

If your employment terminates before September 30, 2002, by reason of your death or Disability (as defined below), you will be credited with an extra year of service for each year for which you actually worked for Service Corp. during the Term of Employment for purposes of determining your pension benefits as well as the benefits provided by the provisions of paragraph (ii) of this Section ("Additional Pension and Benefit Credit"), but you will not be entitled to any other benefits under the preceding provisions of this Section.

Notwithstanding the preceding provisions of this Section ("Additional Pension and Benefit Credit"), if you have a Qualifying Termination following a Change in Control (as those terms are defined in the Executive Severance Agreement between you and GTE Service Corp., dated June 4, 1998 (the "ESA")), you will be entitled to the benefits provided by the preceding provisions of this Section as though your employment continued until the end of the Term of Employment, including the service credit provided in accordance with this Section, in lieu of the service credit provided by your ESA, subject to your execution of the release prescribed by the Section captioned "Release" and your compliance with the Sections captioned "Covenants" and Confidentiality; however, the other provisions of your ESA will not be adversely affected by this Agreement.

Kent B. Foster
January 7, 1999
Page 6



The benefits provided by the preceding provisions of this Section ("Additional Pension and Benefit Credit") will be paid out of GTE's funded plans, out of GTE's general assets, or both, at GTE's discretion.

TERMINATION PROVISIONS -

o CHANGE IN CONTROL - Upon the occurrence of a Qualifying Termination following a Change in Control (as those terms are defined in your ESA) during the Term of Employment, you will be entitled to receive a pension commencing immediately, and you will receive service credit in accordance with the Section captioned "Additional Pension and Benefit Credit" in lieu of the service credit provided under your ESA. Upon the occurrence of a Qualifying Termination following a Change in Control during the Term of Employment, you also will become entitled to receive the Long-Term Retention Incentive, payable in accordance with (and on the date(s) prescribed by) the Section captioned "Long-Term Retention Incentive," subject, however, to your execution of the release prescribed by the Section captioned "Release" and your compliance with the covenants set forth in the Sections captioned "Covenants" and "Confidentiality." Although you will not be entitled to any additional payments, benefits, or grants under this Agreement following the Qualifying Termination, you also will receive any other benefits to which you are entitled under your ESA.

     If you incur a Qualifying Termination after a Change in Control (as those terms are defined in your ESA) during the Term of Employment, except as provided above in this Section ("Change in Control"), your entitlement to benefits will be determined solely by your ESA and any relevant GTE compensation and benefit plans and award agreements. By way of example, if a Qualifying Termination occurs as a result of your failure to be nominated to the Board in accordance with the Section captioned "Board of Directors" or other Good Reason (as that term is defined in your ESA), except as provided above in this Section, your entitlement to benefits will be determined solely by your ESA and any relevant GTE compensation and benefit plans and award agreements. If the preceding provisions of this Section ("Change in Control") apply, you will not be entitled to payments or benefits under the following Sections that address termination of employment under other circumstances.

Kent B. Foster
January 7, 1999
Page 7



o VOLUNTARY TERMINATION BY YOU - You may terminate your employment under this Agreement at any time by giving the CEO(s) written notice of intent to terminate, delivered at least 30 calendar days before the effective date of such termination (such period not to include vacation). The termination will automatically become effective upon the expiration of the 30-day notice period. Upon the effective date of such termination, your base salary and any other GTE benefits will cease to accrue, you will forfeit all unvested stock options and the then-unvested portion of your Account Balance (as defined in the Section captioned "Long-Term Retention Incentive"), and you will forfeit all rights under this Agreement which as of the relevant date have not yet been earned under this Agreement. A termination of employment in accordance with this Section ("Voluntary Termination by You"), including retirement, will be deemed a "Voluntary Termination."

o TERMINATION DUE TO DEATH OR DISABILITY - If, during the Term of Employment, you terminate employment because of your death or Disability (as defined below), you will immediately become 100% vested in your Account Balance, and your Account Balance will be distributed immediately to you (or, in the event of your death, your beneficiary). Except as provided by the preceding sentence, if, during the Term of Employment, you terminate employment on account of death or Disability (as defined below), your base salary and other GTE benefits will cease to accrue, and GTE will pay you or your beneficiary, as appropriate, all benefits to which you or your beneficiary has a right pursuant to GTE's compensation and benefit plans. For purposes of this Agreement, you will be considered to have a Disability if an illness or injury prevents you from performing your duties (as they existed immediately before the illness or injury) on a full-time basis for six consecutive months.

o INVOLUNTARY TERMINATION BY GTE - GTE may terminate your employment under this Agreement at any time, for any reason. However, if GTE terminates your employment for any reason other than death, Disability (as defined above), or Cause (as defined below), such termination will be deemed an Involuntary Termination by GTE, and, subject to signing and delivering the release required by the Section captioned "Release" and your compliance with the covenants set forth in the Sections captioned "Covenants" and Confidentiality," you will be entitled to receive the following payments, credits, and benefits, in lieu of any payment, credit, or

Kent B. Foster
January 7, 1999
Page 8



     benefit otherwise provided pursuant to the Sections captioned "General," "Base Salary," "EIP and LTIP," "Long-Term Retention Incentive," and "Retirement," provided that each payment, credit, and benefit will be contingent upon the absence, at the time such payment, credit, or benefit is due, of any act that would constitute a breach of this Agreement by you, and provided further that each such payment, credit, or benefit will be paid or provided at the same time that the payment, credit, or benefit that it replaces otherwise would have been paid or provided:

         o Salary. An amount equal to the salary that would have been paid to you under the Section captioned "Base Salary" through the remaining Term of Employment, based on the rate of salary in effect under such Section immediately prior to your separation from service with the GTE Companies.

         o EIP. An amount equal to the value of the awards that you would have been entitled to receive under the EIP for the remaining Term of Employment, equal to 115% of norm (or its equivalent) at your salary level for each year (but not more than the actual corporate rating for that year) multiplied by the percentage of the year that occurs before September 30, 2002. The amounts determined pursuant to this paragraph will be paid to you in accordance with the provisions of the EIP that apply from time to time to other senior executives of GTE at your salary level.

         o Stock Options. Stock appreciation rights ("SARs") with respect to the same number of shares that are subject to stock options granted, after the date of your separation from service, pursuant to the LTIP to senior executives of GTE at your salary level during the Term of Employment. Such SARs will be subject to the same terms and conditions that apply to such stock options, except that (1) the SARs will be fully vested on September 30, 2002, and
              (2) you will have a period of at least 90 days following September 30, 2002, within which to exercise the SARs. In addition, with respect to any and all GTE stock options that are outstanding on the date of your separation from service, you will be deemed, for purposes of determining the duration of your right to exercise any and all such stock options, to have remained in active service with the GTE Companies continuously through the Term of Employment, and then to have separated from

Kent B. Foster
January 7, 1999
Page 9



              service with whatever rights would then be applicable to a holder of such options under the LTIP; provided that on September 30, 2002, all then-nonvested options will be immediately vested, and you will have a minimum of 90 days from September 30, 2002, to exercise all then-outstanding GTE stock options (but not exceeding the maximum exercise period permitted by the LTIP).

         o LTIP Awards. The value of your then-outstanding and future performance-bonus awards (that is, the cash bonus awards under the LTIP), if any, which will be deemed equal to 75% of target (or its equivalent) for your salary level for each award cycle (but not more than the actual corporate rating for the award cycle) multiplied by the percentage of the award cycle that occurs before September 30, 2002; provided that, for purposes of this paragraph, any target award that has not been established at your separation from service will be deemed to be equal to the target award established at the time of each award cycle for other senior executives of GTE at your salary level (as that salary level was established immediately before your separation from service). The amounts determined pursuant to this paragraph ("LTIP Awards") will be paid to you in accordance with the provisions of the LTIP that apply from time to time to other senior executives of GTE at your salary level.

         o Long-Term Retention Incentive. The Long-Term Retention Incentive payments prescribed by the Section captioned "Long-Term Retention Incentive," paid in accordance with the provisions of such Section as though you had not separated from service before September 30, 2002.

         o Financial Counseling and Outplacement. Financial planning services until September 30, 2002, and outplacement services, consistent with GTE policy then in effect for other senior executives at your salary level.

         o Other Benefits. All other payments, benefits, and grants due you under this Agreement (but excluding all perquisites, e.g., club memberships, credit cards, air travel rights, car allowance, and car service (which will cease)) until September 30, 2002, as and when

Kent B. Foster
January 7, 1999
Page 10



              such payments, benefits, and grants would have been provided if your employment under this Agreement had not been terminated.

         Notwithstanding the foregoing provisions of this Section ("Involuntary Termination by GTE"), all cash compensation (e.g., base salary and annual and long-term cash bonus awards) otherwise payable to you following the termination of your employment will be reduced by any cash compensation (e.g., hiring bonus, base salary, or annual or long-term cash bonus award) that you earn or become entitled to that is attributable to the same period of time as a result of your subsequent employment or self-employment, disregarding for this purpose any pension benefits to which you are entitled under this Section.

         For as long as GTE has obligations to you under this Section ("Involuntary Termination by GTE"), you will keep GTE informed regarding the terms and conditions of any subsequent employment or self-employment and the corresponding compensation and benefits earned from such employment or self-employment, and you will provide or cause to be provided to GTE, in writing, correct, complete, and timely information concerning the same.

o TERMINATION FOR GOOD REASON - You may terminate your employment under this Agreement for Good Reason by giving the CEO(s) 30 calendar days' written notice of your intent to so terminate which sets forth in reasonable detail the facts and circumstances deemed to provide a basis for such termination. For purposes of this Agreement, "Good Reason" means a material breach by GTE of the terms and conditions of this Agreement.

     Notwithstanding the foregoing, GTE will have 15 calendar days from its receipt of such notice to cure the action specified in the notice. In the event of a cure by GTE within the 15-day period, the action in question will not constitute Good Reason.

     Except as provided in the preceding paragraph, upon the lapse of the 30 calendar days' notice period, the Good Reason termination will take effect, and your obligation to serve GTE, and GTE's obligation to employ you, under the terms of this Agreement will terminate simultaneously, and you will be deemed to have incurred an Involuntary Termination, with the consequences described above.

Kent B. Foster
January 7, 1999
Page 11



     If you do not fulfill the notice and explanation requirements imposed by this Section ("Termination for Good Reason"), the resulting termination of employment will be deemed a Voluntary Termination.

o TERMINATION FOR CAUSE - Nothing in this Agreement prevents GTE from terminating your employment under this Agreement for Cause. In the event of your termination for Cause, you will forfeit the then-unvested portion of your Account Balance, and GTE will pay you your full accrued base salary and accrued vacation time through the date of your termination, and GTE will have no further obligations under this Agreement, except as otherwise provided in the Section captioned "Replacement for Pension Entitlements."

     For purposes of this Agreement, "Cause" is defined as a good faith determination by the CEO(s), after consultation with outside legal counsel that you have committed an act or omission that is materially contrary to GTE's best interests or that you materially breached any of the terms and conditions of this Agreement.

RESCISSION - If GTE's Executive Compensation and Organizational Structure Committee (the "ECC") determines in its sole discretion that (i) consummation of a transaction may be contingent upon the parties' ability to use pooling of interest accounting and (ii) a provision of this Agreement would preclude the use of pooling of interest accounting, the ECC may, in its sole discretion, eliminate or modify that provision to the extent required to allow pooling of interest accounting. If the Long-Term Retention Incentive is rescinded pursuant to this Section ("Rescission"), the covenants appearing in paragraphs (a), (b), and (c) of the Section captioned "Covenants" will no longer apply to you.

RELEASE - You will not be entitled to any benefits under this Agreement following the termination of your employment unless, at the time you terminate your employment, you execute a release satisfactory to GTE releasing GTE, its affiliates, shareholders, directors, officers, employees, representatives, and agents and their successors and assigns from any and all employment-related claims you or your successors and beneficiaries might then have against them (excluding any claims you might then have under this Agreement, your ESA, or any employee benefit plan that is subject to the vesting standards imposed by the Employee Retirement Income Security Act of 1974, as amended).

Kent B. Foster
January 7, 1999
Page 12



COVENANTS - In consideration for the benefits and agreements described above, you agree that:

(a) PROHIBITED CONDUCT - During the period of your employment with any GTE Company, and for a period ending with the later of (i) 24 months following your termination of employment for any reason from all GTE Companies or (ii) September 30, 2002, you, without the prior written consent of the CEO(s), will not:

     o   personally engage in Competitive Activities (as defined below); or

     o work for, own, manage, operate, control, or participate in the ownership, management, operation, or control of, or provide consulting or advisory services to, any individual, partnership, firm, corporation, or institution engaged in Competitive Activities, or any company or person affiliated with such person or entity engaged in Competitive Activities; provided that your purchase or holding, for investment purposes, of securities of a publicly-traded company shall not constitute "ownership" or "participation in ownership" for purposes of this paragraph so long as your equity interest in any such company is less than a controlling interest.

(b) COMPETITIVE ACTIVITIES - For purposes of this Agreement, "Competitive Activities" means business activities relating to products or services of the same or similar type as the products or services (i) which are sold (or, pursuant to an existing business plan, will be sold) to paying customers of one or more GTE Companies, and (ii) for which you then have responsibility to plan, develop, manage, market, or oversee, or had any such responsibility within your most recent 24 months of employment with the GTE Companies. Notwithstanding the previous sentence, a business activity shall not be treated as a Competitive Activity if the geographic marketing area of the relevant products or services sold by you or a third party does not overlap with the geographic marketing area for the applicable products and services of the GTE Companies.

(c) INTERFERENCE WITH BUSINESS RELATIONS - During the period of your employment with any GTE Company, and for a period ending with the later of (i) 24 months following your termination of employment for any reason from all

Kent B. Foster
January 7, 1999
Page 13



GTE Companies or (ii) September 30, 2002, you will not, without the written consent of the CEO(s):

     o recruit or solicit any employee of any GTE Company for employment or for retention as a consultant or service provider;

     o hire or participate (with another company or third party) in the process of hiring (other than for a GTE Company) any person who is then an employee of any GTE Company, or provide names or other information about GTE employees to any person or business (other than a GTE Company) under circumstances which could lead to the use of that information for purposes of recruiting or hiring;

     o interfere with the relationship of any GTE Company with any of its employees, agents, or representatives;

     o solicit or induce, or in any manner attempt to solicit or induce, any client, customer, or prospect of a GTE Company (1) to cease being, or not to become, a customer of a GTE Company or (2) to divert any business of such customer or prospect from a GTE Company; or

     o otherwise interfere with, disrupt, or attempt to interfere with or disrupt, the relationship, contractual or otherwise, between any GTE Company and any of its customers clients, prospects, suppliers, consultants, or employees.

(d) RETURN OF PROPERTY; INTELLECTUAL PROPERTY RIGHTS - You agree that on or before your termination of employment for any reason with all GTE Companies, you will return to the appropriate GTE Company all property owned by each such company or in which any such company has an interest, including files, documents, data and records (whether on paper or in tapes, disks, or other machine-readable form), office equipment, credit cards, and employee identification cards. You acknowledge that GTE or an applicable GTE Company is the rightful owner of any programs, ideas, inventions, discoveries, copyright material, or trademarks that you may have originated or developed, or assisted in originating or developing, during your period of employment with any GTE Company, where any such origination or development involved the use of company time or resources, or the exercise of your responsibilities for or on behalf of any such company. You will at all times, both before and after

Kent B. Foster
January 7, 1999
Page 14



termination of employment, cooperate with GTE in executing and delivering documents requested by any GTE Company, and taking any other actions, that are necessary or requested by GTE to assist any GTE Company in patenting, copyrighting, or registering any programs, ideas, inventions, discoveries, copyright material, or trademarks, and to vest title thereto in the applicable company.

(e) PROPRIETARY AND CONFIDENTIAL INFORMATION - You will at all times preserve the confidentiality of all proprietary information and trade secrets of any and all GTE Companies, except to the extent that disclosure of such information is legally required. "Proprietary information" means information that has not been disclosed to the public and that is treated as confidential within the business of any GTE Company, such as strategic or tactical business plans; undisclosed financial data; ideas, processes, methods, techniques, systems, patented or copyrighted information, models, devices, programs, computer software, or related information; documents relating to regulatory matters and correspondence with governmental entities; undisclosed information concerning any past, pending, or threatened legal dispute; pricing and cost data; reports and analyses of business prospects; business transactions which are contemplated or planned; research data; personnel information and data; identities of users and purchasers of any GTE Company's products or services; and other confidential matters pertaining to or known by one or more GTE Companies, including confidential information of a third party which you know or should know a GTE Company is bound to protect.

(f) WAIVER - Nothing in this Agreement will bar you from requesting, at the time of your termination of employment or at any time thereafter, that the CEO(s), in his/their sole discretion, waive in writing GTE's rights to enforce some or all of this Section ("Covenants").

(g) OTHER AGREEMENTS AND POLICIES - The obligations imposed on you by this Section ("Covenants") are in addition to, and not in lieu of, any and all other policies and agreements of GTE regarding the subject matter of the foregoing obligations.

MISCELLANEOUS -

GTE - For purposes of this Agreement, "GTE" means GTE Corporation, its successors, and assigns and all of the GTE Companies; "GTE Companies"

Kent B. Foster
January 7, 1999
Page 15



means all of, and "GTE Company" means any one of, GTE Corporation, all corporate subsidiaries or other companies affiliated with GTE Corporation, all companies in which GTE Corporation directly or indirectly owns a substantial equity interest, and their successors and assigns, including any company into which GTE Corporation is merged and its subsidiaries and affiliates. In addition, in this Agreement, after the consummation of the Merger, "GTE Corporation" includes Bell Atlantic. Similarly, after the consummation of the Merger, "Board" refers to the Board of Directors of Bell Atlantic.

NONDUPLICATION OF BENEFITS/NO SEVERANCE - The payment of any benefits hereunder will be in lieu of any GTE Involuntary Separation Program ("ISEP") or other separation or severance benefits and will fulfill all GTE obligations under associated plans and programs, except to the extent that you become entitled to such benefits after a Qualifying Termination following a Change in Control (as those terms are defined in you ESA). No provision of this Agreement will require GTE to provide you with any payment, benefit, or grant that duplicates any payment, benefit, or grant that you are entitled to receive under the ESA or under any GTE compensation or benefit plan, award agreement, or other arrangement.

OTHER GTE PLANS - Except to the extent otherwise explicitly provided by this Agreement, any awards made to you under any GTE compensation or benefit plan or program will be governed by the terms of that plan or program and any applicable award agreement thereunder. Notwithstanding the foregoing, you will not be entitled to participate in any GTE compensation or benefit plan that is established after your employment with Service Corp. terminates, and except as specifically provided in this Agreement, you will not be entitled to any additional grants or awards under any GTE compensation or benefit plan after your employment with Service Corp. terminates.

FORFEITURE OF DEFERRED AMOUNTS - If you breach any of the obligations set forth in the Section captioned "Covenants" or engage in serious misconduct that is contrary to written policies of GTE or is harmful to any GTE Company or its reputation, you may forfeit all or part of any amounts that you defer or accrue under any GTE-sponsored deferred compensation program after your execution of this Agreement and any interest or earnings thereon.

Kent B. Foster
January 7, 1999
Page 16



PAYMENTS SUBJECT TO EXCISE TAX - Your ESA provides for the payment of an additional amount if you receive any amount that is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended.

EFFECT ON EXECUTIVE SEVERANCE AGREEMENT - The execution of this Agreement will not alter or amend your ESA, provided that the execution of this Agreement, and the provision of compensation and benefits pursuant to this Agreement, will not create a "Good Reason" for purposes of your ESA.

WAIVER - Failure to insist upon strict compliance with any of the terms, covenants, or conditions of this Agreement will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

TAXES - GTE may withhold from any benefits payable under this Agreement all taxes that GTE reasonably determines to be required pursuant to any law, regulation, or ruling. However, it is your obligation to pay all required taxes on any amounts provided under this Agreement, regardless of whether withholding is required.

CONFIDENTIALITY - Except to the extent otherwise required by law, you will not disclose, in whole or in part any of the terms of this Agreement. This Section ("Confidentiality") does not prevent you from disclosing the terms of this Agreement to your spouse or to your legal or financial adviser, provided that you take all reasonable measures to assure that he or she does not disclose the terms of this Agreement to a third party except as otherwise required by law.

GOVERNING LAW - To the extent not preempted by federal law, the provisions of this Agreement will be construed and enforced in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this provision to the substantive law of another jurisdiction.

ASSIGNMENT - Service Corp. may, without your consent, assign its rights and obligations under this Agreement to any other entity that is a part of GTE, and if Service Corp. makes such an assignment, all references in his Agreement to

Kent B. Foster
January 7, 1999
Page 17



"Service Corp." will be deemed to refer to the assignee. However, you may not assign your rights and obligations under this Agreement.

SEVERABILITY - The agreements contained herein and within the release prescribed by the Section captioned "Release" will each constitute a separate agreement independently supported by good and adequate consideration, and will each be severable from the other provisions of the Agreement and such release. If an arbitrator or court of competent jurisdiction determines that any term, provision, or portion of this Agreement or such release is void, illegal, or unenforceable, the other terms, provisions and portions of this Agreement or such release will remain in full force and effect, and the terms, provisions, and portions that are determined to be void, illegal, or unenforceable will either be limited so that they will remain in effect to the extent permissible by law, or such arbitrator or court will substitute, to the extent enforceable, provisions similar thereto or other provisions, so as to provide to GTE, to the fullest extent permitted by applicable law, the benefits intended by this Agreement and such release.

ADDITIONAL REMEDIES - In addition to any other rights or remedies, whether legal, equitable, or otherwise, that each of the parties to this Agreement may have, you acknowledge that (i) the covenants in the Sections captioned "Covenants" and "Confidentiality" are essential to the continued good will and profitability of GTE; (ii) you have broad-based skills that will serve as the basis for employment opportunities that are not prohibited by the covenants in the Sections captioned "Covenants" and "Confidentiality;" (iii) when your employment with GTE terminates, you will be able to earn a livelihood without violating any of the terms of this Agreement; (iv) irreparable damage to GTE will result in the event that the foregoing sections of this Agreement are not specifically enforced and that monetary damages will not adequately protect GTE from a breach of these sections of the Agreement; (v) if any dispute arises concerning the violation by you of these provisions of the Agreement, an injunction may be issued restraining such violation pending the determination of such controversy, and no bond or other security may be required in connection therewith; (vi) such covenants will continue to apply after any expiration, termination, or cancellation of this Agreement; (vii) your breach of any of such covenants will result in your immediate forfeiture of all rights under this Agreement; and (viii) in the event of any such breach by you, you will, at GTE's request, return all payments made pursuant to this Agreement. You further

Kent B. Foster
January 7, 1999
Page 18



agree that you will pay for any applicable attorneys' fees and court costs incurred by GTE if GTE is required to seek the enforcement of or to defend the terms of this Agreement.

SURVIVAL - The provisions in the Sections captioned "Covenants" and "Miscellaneous" will survive the Term of Employment. If your employment continues after the Term of Employment, you will be subject to the obligations imposed by each of such Sections with respect to such employment. Any obligations that GTE has incurred under this Agreement to provide benefits that have vested under the terms of this Agreement (including GTE's obligations in the Section captioned "Retirement") will likewise survive the Term of Employment. Except as provided by the preceding provisions of this Section ("Survival"), the terms of your employment after the end of the Term of Employment will not be governed by this Agreement.

ARBITRATION - Any dispute arising out of or relating to this Agreement, except any dispute arising out of or relating to the Sections captioned "Covenants" and "Confidentiality," and any dispute arising out of or relating to your employment, except a dispute arising solely out of, or relating solely to, your ESA, will be settled by final and binding arbitration, which will be the exclusive means of resolving any such dispute, and the parties specifically waive all rights to pursue any other remedy, recourse, or relief. With respect to disputes by GTE arising out of or relating to the Sections captioned "Covenants" and "Confidentiality," GTE has retained all its rights to legal and equitable recourse and relief, including but not limited to injunctive relief, as referred to in Section captioned "Additional Remedies." The arbitration will be expedited and conducted in the State of New York pursuant to the Center for Public Resources ("CPR") Rules for Non-Administered Arbitration of Employment Disputes in effect at the time of notice of the dispute before one neutral arbitrator appointed by CPR from the CPR Panel of neutrals unless the parties mutually agree to the appointment of a different neutral arbitrator. The arbitration will be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitration may be entered by any court having jurisdiction. The finding of the arbitrator may not change the express terms of this Agreement and shall be consistent with the arbitrator's understanding of the findings a court of proper jurisdiction would make in applying the applicable law to the facts underlying the dispute. In no event whatsoever will such an arbitration award include any award of damages

Kent B. Foster
January 7, 1999
Page 19



other than the amounts in controversy under this Agreement. The parties waive the right to recover, in such arbitration, punitive damages. Each party hereby agrees that the State of New York is the proper venue for any litigation seeking to enforce any provision of this Agreement or to enforce any arbitration award under this Section, and each party hereby waives any right it otherwise might have to defend, oppose, or object to, on the basis of jurisdiction, venue, or forum nonconveniens, a suit filed by the other party in any federal or state court in the State of New York to enforce any provision of this Agreement or to enforce any arbitration award under this Section. Each party also waives any right it might otherwise have to seek to transfer from a federal or state court in the State of New York a suit filed by the other party to enforce any provision of this Agreement or to enforce any arbitration award under this Section.

ENTIRE AGREEMENT - Except for the terms of the ESA and the other compensation and benefit plans in which you participate, this Agreement sets forth the entire understanding of you and GTE, and supersedes all prior agreements and communications, whether oral or written, between GTE and you. This Agreement will not be modified except by written agreement of you and GTE.

Kent, I believe that this generous offer provides you and your family with financial security as our industry and GTE evolve. We recognize that the requirements that have been and will be placed on you are significant. It is my hope that this compensation arrangement provides you with a level of comfort to allow you to continue to perform your responsibilities in an exemplary manner. Please indicate your acceptance by signing below and returning to me by January 29, 1999.

Sincerely yours,



Charles R. Lee


cc: J.R. MacDonald


I agree to the terms described above.


-------------------------------------
Kent B. Foster

                                                                    EXHIBIT 10.3




January 15, 1999



Michael T. Masin
[Address]
[Address]

Dear Mike:

I am pleased to offer you this employment agreement (the "Agreement") with GTE Service Corporation ("Service Corp.") which will provide for employment stability for you and long-term wealth creation opportunity for you and your family. In return, GTE can expect your continued leadership for the foreseeable future as well as your value-added advice and counsel on the broad array of issues and challenges facing GTE today and in the future.

PURPOSE - Service Corp. enters into this Agreement with you because the rapidly-changing and increasingly global telecommunications market, which has resulted from the Telecommunications Act of 1996, and the proposed merger between GTE Corporation and Bell Atlantic Corporation ("Bell Atlantic") or a subsidiary of Bell Atlantic (the "Merger") have required and will require GTE to make critical strategic, marketing, and technical decisions. These decisions by GTE will be based, in whole or in part, on confidential analyses of the evolving telecommunications market, confidential assessments of the technical capabilities and strategic plans of GTE and competing businesses, and confidential or proprietary information regarding GTE's technology, resources, and business opportunities or other confidential or proprietary information relating to GTE's business. Service Corp. seeks by this Agreement to ensure that you remain a part of the executive management team that plays a central role in this decision-making process.

In consideration for your entering into this Agreement, including the restrictions on the disclosure and use of confidential or proprietary information and the limitations on your engaging in competitive activities, Service Corp. is providing you with the security of a fixed-term agreement, a long-term retention

Michael T. Masin
January 15, 1999
Page 2



incentive, participation in the GTE Merger Implementation and Retention Incentive Program, and other benefits.

GENERAL - Under this Agreement, you will continue as a Corporate Officer and Senior Executive of GTE. During the Term of Employment (as defined below), you will continue to receive the same benefits as other senior executives of GTE at your salary level (except that you will not receive involuntary separation program ("ISEP") or other separation and severance benefits). In addition, the terms of your employment will be governed by the following:

TERM - The term of employment under this Agreement ("Term of Employment") will commence on October 1, 1998, and end on September 30, 2002.

DUTIES AND RESPONSIBILITIES - You will continue to perform your duties and responsibilities fully and faithfully (i) as a director, so long as you are elected and serving, and (ii) as an officer, reporting only to the Board of Directors of GTE Corporation ("Board") and/or the Chief Executive Officer(s) of GTE Corporation ("CEO(s)"). You will serve in such executive capacities, with such titles and authorities, as the Board or the CEO(s) of GTE may from time to time prescribe, and you will perform all duties incidental to such positions, shall cooperate fully with the Board and the CEO(s) and will work cooperatively with the other officers of GTE. You will continue to devote your entire business skill, time, and effort diligently to the affairs of GTE in accordance with the duties assigned to you, and you will perform all such duties, and otherwise conduct yourself, in a manner reasonably calculated in good faith by you to promote the best interests of GTE. During the Term of Employment, except to the extent specifically permitted in writing by the Board or the CEO(s), and except for memberships on boards of directors that you hold on the date of this Agreement, you will not, directly or indirectly, render any services of a business, commercial, or professional nature to any other person or organization other than a GTE Company or a person or organization in which GTE has a financial interest, whether or not the services are rendered for compensation.

LOCATION - During the Term of Employment, you will perform services for GTE at your current location, at GTE's headquarters, or at any other location designated by GTE as necessary or appropriate for the discharge of your responsibilities under this Agreement. In the event of any change in your

Michael T. Masin
January 15, 1999
Page 3



principal work location, you will be eligible for relocation assistance under the terms of any GTE relocation policy then applicable to other senior executives of GTE at your salary level.

BASE SALARY - During the Term of Employment, your annual base salary will not be less than $756,000 per year; provided that if you are granted a merit increase in your base salary, your base salary will not thereafter be reduced below that increased level during the Term of Employment.

EIP AND LTIP - During the Term of Employment, on an annual basis, GTE will provide you with the opportunity to earn an annual bonus in accordance with the terms and conditions of the GTE Executive Incentive Plan or any successor plan ("EIP") and an annual grant of a long-term incentive opportunity (currently a stock option grant and a cash incentive award) in accordance with the terms and conditions of the GTE Long-Term Incentive Plan or any successor plan ("LTIP"), in each case at a level commensurate with the opportunity offered to other GTE senior executives at your salary level.

LONG-TERM RETENTION INCENTIVE - Upon your execution of this Agreement, GTE will credit $3,500,000 to a deferred account (the "Account") for you. The value of the Account will be adjusted (upward or downward as appropriate) to reflect the value that the Account would have if the balance in the Account were invested in a mutual fund designated by you. The Account will be credited with interest at the "Corporate Average" yield of long-term, high-grade corporate bonds as reported by Moody's Investors Service, or such other substantially similar yield as may be designated under the LTIP deferral regulations, from October 1, 1998, until the date on which your initial mutual fund designation becomes effective. Quarterly (or more frequently, if permitted by GTE's Executive Vice President - Human Resources and Administration or his successor (the "EVP")), you may change the designated mutual fund on a prospective basis. The crediting of interest and investment performance and the designation, or change in designation, of a mutual fund pursuant to this paragraph will be in accordance with any reasonable rules or requirements imposed by the EVP. You will become vested in 60% of the value of the Account (the "Account Balance") if you are actively employed by GTE on September 30, 2001. You will become 100% vested in the Account Balance if you are actively employed by GTE on September 30, 2002. The vested portion of the Account Balance will be paid to you (or, in the event of your death, your beneficiary) in cash as soon as practicable after it becomes vested, except to

Michael T. Masin
January 15, 1999
Page 4



the extent that you elect to defer payment in accordance with deferral rules prescribed by GTE. The amounts to be paid, provided, or credited pursuant to this Section will not be treated as compensation for purposes of computing or determining any additional benefit to be paid, provided, or credited under any savings plan, insurance plan, pension plan, or other employee benefit plan maintained by any GTE Company.

MERGER IMPLEMENTATION AND RETENTION INCENTIVE PROGRAM - You will participate in the GTE Merger Implementation and Retention Incentive Program (the "Program") on the same terms as other senior executives of GTE at your salary level. The terms of the Program that apply to you will be set forth in a separate agreement between you and GTE.

BOARD OF DIRECTORS - After the execution of this Agreement, you will continue to serve as a member of the Board, and you will be nominated for election to the Board at the annual meeting of shareowners that occurs upon the expiration of your current term as a member of the Board after the date of this Agreement. If you are elected to serve as a member of the Board at such annual meeting, you also will be nominated for election to the Board at each subsequent meeting of shareowners that occurs when your then-current term as a member of the Board expires during the Term of Employment.

RETIREMENT -

ADDITIONAL PENSION AND BENEFIT CREDIT - Except as provided in the Section captioned "Termination of Employment," GTE will provide you with the following pension benefits:

(vii) EXTRA SERVICE CREDIT. If you remain employed by the GTE Companies until September 30, 2002, you will be credited with an extra year of service for each year that you actually work for the GTE Companies during the Term of Employment for purposes of determining your pension benefits.

(viii) REPLACEMENT FOR PENSION ENTITLEMENTS. In order to replace certain pension entitlements that would be payable to you had you remained with your former employer, if you remain employed by the GTE Companies at least until age 55 (or are involuntarily terminated without Cause (as defined below) before age 55), you will receive a single life

Michael T. Masin
January 15, 1999
Page 5



         annuity pension of $200,000 per year (or the actuarial equivalent thereof pursuant to an optional form of payment) when you leave the GTE Companies. In the event of your death, and if you have not received a lump-sum pension payment, your then-surviving spouse will receive this benefit unreduced for the remainder of her life.

(ix) EARLY RETIREMENT BENEFIT. If you remain employed by the GTE Companies until September 30, 2002, you will be considered to have not less than 76 points and 15 years of Accredited Service for purposes of determining (a) your eligibility for early retirement benefits under the GTE Supplemental Executive Retirement Plan or any successor thereto (the "SERP"), (b) your eligibility for Executive Retirement Life Insurance Plan ("ERLIP"), retiree medical, and other post-retirement benefits, as in effect from time to time, and (c) for purposes of determining the exercisability of stock options.

(x) PLAN AMENDMENT. If you remain employed by the GTE Companies until September 30, 2002, and if any GTE tax-qualified defined benefit plan in which you participate (the "Qualified Plan") is amended after the date of this Agreement, your benefits under the SERP will be equal to the greater of the benefits determined under the terms of the Qualified Plan and the SERP in effect on the date of this Agreement or the benefits determined under the terms of the Qualified Plan in effect on the date as of which your benefits are determined (taking into account in each case the extra service credit provided by paragraph (i), above), offset by any benefits due to you from the Qualified Plan. There will be no duplication of benefits between the pension benefits prescribed by the preceding provisions of this paragraph (iv) and the pension payable from the Qualified Plan or the SERP.

If your employment terminates before September 30, 2002, by reason of involuntary termination for Cause (as defined below) or by reason of your voluntary termination of employment without Good Reason (as defined below), you will not be entitled to the benefits provided by the provisions of paragraphs
(i), (iii), and (iv) of this Section ("Additional Pension and Benefit Credit").

If your employment terminates before September 30, 2002, by reason of your death or Disability (as defined below), you will be credited with an extra year of service for each year for which you actually worked for Service Corp. during

Michael T. Masin
January 15, 1999
Page 6



the Term of Employment for purposes of determining your pension benefits as well as the benefits provided by the provisions of paragraph (ii) of this Section ("Additional Pension and Benefit Credit"), but you will not be entitled to any other benefits under the preceding provisions of this Section.

Notwithstanding the preceding provisions of this Section ("Additional Pension and Benefit Credit"), if you have a Qualifying Termination following a Change in Control (as those terms are defined in the Executive Severance Agreement between you and GTE Service Corp., dated June 4, 1998 (the "ESA")), you will be entitled to the benefits provided by the preceding provisions of this Section as though your employment continued until the end of the Term of Employment, including the service credit provided in accordance with this Section, in lieu of the service credit provided by your ESA, subject to your execution of the release prescribed by the Section captioned "Release" and your compliance with the Sections captioned "Covenants" and Confidentiality; however, the other provisions of your ESA will not be adversely affected by this Agreement.

The benefits provided by the preceding provisions of this Section ("Additional Pension and Benefit Credit") will be paid out of GTE's funded plans, out of GTE's general assets, or both, at GTE's discretion.

TERMINATION PROVISIONS -

o CHANGE IN CONTROL - Upon the occurrence of a Qualifying Termination following a Change in Control (as those terms are defined in your ESA) during the Term of Employment, you will be entitled to receive a pension commencing immediately, and you will receive service credit in accordance with the Section captioned "Additional Pension and Benefit Credit" in lieu of the service credit provided under your ESA. Upon the occurrence of a Qualifying Termination following a Change in Control during the Term of Employment, you also will become entitled to receive the Long-Term Retention Incentive, payable in accordance with (and on the date(s) prescribed by) the Section captioned "Long-Term Retention Incentive," subject, however, to your execution of the release prescribed by the Section captioned "Release" and your compliance with the covenants set forth in the Sections captioned "Covenants" and "Confidentiality." Although you will not be entitled to any additional payments, benefits, or grants under this

Michael T. Masin
January 15, 1999
Page 7



     Agreement following the Qualifying Termination, you also will receive any other benefits to which you are entitled under your ESA.

     If you incur a Qualifying Termination after a Change in Control (as those terms are defined in your ESA) during the Term of Employment, except as provided above in this Section ("Change in Control"), your entitlement to benefits will be determined solely by your ESA and any relevant GTE compensation and benefit plans and award agreements. By way of example, if a Qualifying Termination occurs as a result of your failure to be nominated to the Board in accordance with the Section captioned "Board of Directors" or other Good Reason (as that term is defined in your ESA), except as provided above in this Section, your entitlement to benefits will be determined solely by your ESA and any relevant GTE compensation and benefit plans and award agreements. If the preceding provisions of this Section ("Change in Control") apply, you will not be entitled to payments or benefits under the following Sections that address termination of employment under other circumstances.

o VOLUNTARY TERMINATION BY YOU - You may terminate your employment under this Agreement at any time by giving the CEO(s) written notice of intent to terminate, delivered at least 30 calendar days before the effective date of such termination (such period not to include vacation). The termination will automatically become effective upon the expiration of the 30-day notice period. Upon the effective date of such termination, your base salary and any other GTE benefits will cease to accrue, you will forfeit all unvested stock options and the then-unvested portion of your Account Balance (as defined in the Section captioned "Long-Term Retention Incentive"), and you will forfeit all rights under this Agreement which as of the relevant date have not yet been earned under this Agreement. A termination of employment in accordance with this Section ("Voluntary Termination by You"), including retirement, will be deemed a "Voluntary Termination."

o TERMINATION DUE TO DEATH OR DISABILITY - If, during the Term of Employment, you terminate employment because of your death or Disability (as defined below), you will immediately become 100% vested in your Account Balance, and your Account Balance will be distributed immediately to you (or, in the event of your death, your beneficiary). Except as provided by the preceding sentence, if, during the Term of Employment, you terminate

Michael T. Masin
January 15, 1999
Page 8



     employment on account of death or Disability (as defined below), your base salary and other GTE benefits will cease to accrue, and GTE will pay you or your beneficiary, as appropriate, all benefits to which you or your beneficiary has a right pursuant to GTE's compensation and benefit plans. For purposes of this Agreement, you will be considered to have a Disability if an illness or injury prevents you from performing your duties (as they existed immediately before the illness or injury) on a full-time basis for six consecutive months.

o INVOLUNTARY TERMINATION BY GTE - GTE may terminate your employment under this Agreement at any time, for any reason. However, if GTE terminates your employment for any reason other than death, Disability (as defined above), or Cause (as defined below), such termination will be deemed an Involuntary Termination by GTE, and, subject to signing and delivering the release required by the Section captioned "Release" and your compliance with the covenants set forth in the Sections captioned "Covenants" and "Confidentiality," you will be entitled to receive the following payments, credits, and benefits, in lieu of any payment, credit, or benefit otherwise provided pursuant to the Sections captioned "General," "Base Salary," "EIP and LTIP," "Long-Term Retention Incentive," and "Retirement," provided that each payment, credit, and benefit will be contingent upon the absence, at the time such payment, credit, or benefit is due, of any act that would constitute a breach of this Agreement by you, and provided further that each such payment, credit, or benefit will be paid or provided at the same time that the payment, credit, or benefit that it replaces otherwise would have been paid or provided:

         o Salary. An amount equal to the salary that would have been paid to you under the Section captioned "Base Salary" through the remaining Term of Employment, based on the rate of salary in effect under such Section immediately prior to your separation from service with the GTE Companies.

         o EIP. An amount equal to the value of the awards that you would have been entitled to receive under the EIP for the remaining Term of Employment, equal to 115% of norm (or its equivalent) at your salary level for each year (but not more than the actual corporate rating for that year) multiplied by the percentage of the year that occurs before September 30, 2002. The amounts determined pursuant to this

Michael T. Masin
January 15, 1999
Page 9



              paragraph will be paid to you in accordance with the provisions of the EIP that apply from time to time to other senior executives of GTE at your salary level.

         o Stock Options. Stock appreciation rights ("SARs") with respect to the same number of shares that are subject to stock options granted, after the date of your separation from service, pursuant to the LTIP to senior executives of GTE at your salary level during the Term of Employment. Such SARs will be subject to the same terms and conditions that apply to such stock options, except that (1) the SARs will be fully vested on September 30, 2002, and
              (2) you will have a period of at least 90 days following September 30, 2002, within which to exercise the SARs. In addition, with respect to any and all GTE stock options that are outstanding on the date of your separation from service, you will be deemed, for purposes of determining the duration of your right to exercise any and all such stock options, to have remained in active service with the GTE Companies continuously through the Term of Employment, and then to have separated from service with whatever rights would then be applicable to a holder of such options under the LTIP; provided that on September 30, 2002, all then-nonvested options will be immediately vested, and you will have a minimum of 90 days from September 30, 2002, to exercise all then-outstanding GTE stock options (but not exceeding the maximum exercise period permitted by the LTIP).

         o LTIP Awards. The value of your then-outstanding and future performance-bonus awards (that is, the cash bonus awards under the LTIP), if any, which will be deemed equal to 75% of target (or its equivalent) for your salary level for each award cycle (but not more than the actual corporate rating for the award cycle) multiplied by the percentage of the award cycle that occurs before September 30, 2002; provided that, for purposes of this paragraph, any target award that has not been established at your separation from service will be deemed to be equal to the target award established at the time of each award cycle for other senior executives of GTE at your salary level (as that salary level was established immediately before your separation from service). The amounts determined pursuant to this paragraph ("LTIP Awards") will be paid to you in accordance with the

Michael T. Masin
January 15, 1999
Page 10



              provisions of the LTIP that apply from time to time to other senior executives of GTE at your salary level.

         o Long-Term Retention Incentive. The Long-Term Retention Incentive payments prescribed by the Section captioned "Long-Term Retention Incentive," paid in accordance with the provisions of such Section as though you had not separated from service before September 30, 2002.

         o Financial Counseling and Outplacement. Financial planning services until September 30, 2002, and outplacement services, consistent with GTE policy then in effect for other senior executives at your salary level.

         o Other Benefits. All other payments, benefits, and grants due you under this Agreement (but excluding all perquisites, e.g., club memberships, credit cards, air travel rights, car allowance, and car service (which will cease)) until September 30, 2002, as and when such payments, benefits, and grants would have been provided if your employment under this Agreement had not been terminated.

         Notwithstanding the foregoing provisions of this Section ("Involuntary Termination by GTE"), all cash compensation (e.g., base salary and annual and long-term cash bonus awards) otherwise payable to you following the termination of your employment will be reduced by any cash compensation (e.g., hiring bonus, base salary, or annual or long-term cash bonus award) that you earn or become entitled to that is attributable to the same period of time as a result of your subsequent employment or self-employment, disregarding for this purpose any pension benefits to which you are entitled under this Section.

         For as long as GTE has obligations to you under this Section ("Involuntary Termination by GTE"), you will keep GTE informed regarding the terms and conditions of any subsequent employment or self-employment and the corresponding compensation and benefits earned from such employment or self-employment, and you will provide or cause to be provided to GTE, in writing, correct, complete, and timely information concerning the same.

Michael T. Masin
January 15, 1999
Page 11



o TERMINATION FOR GOOD REASON - You may terminate your employment under this Agreement for Good Reason by giving the CEO(s) 30 calendar days' written notice of your intent to so terminate which sets forth in reasonable detail the facts and circumstances deemed to provide a basis for such termination. For purposes of this Agreement, "Good Reason" means a material breach by GTE of the terms and conditions of this Agreement.

     Notwithstanding the foregoing, GTE will have 15 calendar days from its receipt of such notice to cure the action specified in the notice. In the event of a cure by GTE within the 15-day period, the action in question will not constitute Good Reason.

     Except as provided in the preceding paragraph, upon the lapse of the 30 calendar days' notice period, the Good Reason termination will take effect, and your obligation to serve GTE, and GTE's obligation to employ you, under the terms of this Agreement will terminate simultaneously, and you will be deemed to have incurred an Involuntary Termination, with the consequences described above.

     If you do not fulfill the notice and explanation requirements imposed by this Section ("Termination for Good Reason"), the resulting termination of employment will be deemed a Voluntary Termination.

o TERMINATION FOR CAUSE - Nothing in this Agreement prevents GTE from terminating your employment under this Agreement for Cause. In the event of your termination for Cause, you will forfeit the then-unvested portion of your Account Balance, and GTE will pay you your full accrued base salary and accrued vacation time through the date of your termination, and GTE will have no further obligations under this Agreement, except as otherwise provided in the Section captioned "Replacement for Pension Entitlements."

     For purposes of this Agreement, "Cause" is defined as a good faith determination by the CEO(s), after consultation with outside legal counsel that you have committed an act or omission that is materially contrary to GTE's best interests or that you materially breached any of the terms and conditions of this Agreement.

RESCISSION - If GTE's Executive Compensation and Organizational Structure Committee (the "ECC") determines in its sole discretion that (i) consummation of a transaction may be contingent upon the parties' ability to use pooling of interest accounting and (ii) a provision of this Agreement would preclude the use of pooling of interest accounting, the ECC may, in its sole discretion, eliminate or modify that provision to the extent required to allow pooling of interest accounting. If the Long-Term Retention Incentive is rescinded pursuant to this Section ("Rescission"), the covenants appearing in paragraphs (a), (b), and (c) of the Section captioned "Covenants" will no longer apply to you.

RELEASE - You will not be entitled to any benefits under this Agreement following the termination of your employment unless, at the time you terminate your employment, you execute a release satisfactory to GTE releasing GTE, its affiliates, shareholders, directors, officers, employees, representatives, and agents and their successors and assigns from any and all employment-related claims you or your successors and beneficiaries might then have against them (excluding any claims you might then have under this Agreement, your ESA, or any employee benefit plan that is subject to the vesting standards imposed by the Employee Retirement Income Security Act of 1974, as amended).

COVENANTS - In consideration for the benefits and agreements described above, you agree that:

(a) PROHIBITED CONDUCT - During the period of your employment with any GTE Company, and for a period ending with the later of (i) 24 months following your termination of employment for any reason from all GTE Companies or (ii) September 30, 2002, you, without the prior written consent of the CEO(s), will not:

     o   personally engage in Competitive Activities (as defined below); or

     o work for, own, manage, operate, control, or participate in the ownership, management, operation, or control of, or provide consulting or advisory services to, any individual, partnership, firm, corporation, or institution engaged in Competitive Activities, or any company or person affiliated with such person or entity engaged in Competitive Activities; provided that your purchase or holding, for investment purposes, of securities of a publicly-traded company shall not constitute "ownership" or "participation in ownership" for purposes of this paragraph so long as your equity interest in any such company is less than a controlling interest.


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Michael T. Masin
January 15, 1999
Page 13



(b) COMPETITIVE ACTIVITIES - For purposes of this Agreement, "Competitive Activities" means business activities relating to products or services of the same or similar type as the products or services (i) which are sold (or, pursuant to an existing business plan, will be sold) to paying customers of one or more GTE Companies, and (ii) for which you then have responsibility to plan, develop, manage, market, or oversee, or had any such responsibility within your most recent 24 months of employment with the GTE Companies. Notwithstanding the previous sentence, a business activity shall not be treated as a Competitive Activity if the geographic marketing area of the relevant products or services sold by you or a third party does not overlap with the geographic marketing area for the applicable products and services of the GTE Companies.

(c) INTERFERENCE WITH BUSINESS RELATIONS - During the period of your employment with any GTE Company, and for a period ending with the later of (i) 24 months following your termination of employment for any reason from all GTE Companies or (ii) September 30, 2002, you will not, without the written consent of the CEO(s):

     o recruit or solicit any employee of any GTE Company for employment or for retention as a consultant or service provider;

     o hire or participate (with another company or third party) in the process of hiring (other than for a GTE Company) any person who is then an employee of any GTE Company, or provide names or other information about GTE employees to any person or business (other than a GTE Company) under circumstances which could lead to the use of that information for purposes of recruiting or hiring;

     o interfere with the relationship of any GTE Company with any of its employees, agents, or representatives;

     o solicit or induce, or in any manner attempt to solicit or induce, any client, customer, or prospect of a GTE Company (1) to cease being, or not to become, a customer of a GTE Company or (2) to divert any business of such customer or prospect from a GTE Company; or

     o otherwise interfere with, disrupt, or attempt to interfere with or disrupt, the relationship, contractual or otherwise, between any GTE Company

Michael T. Masin
January 15, 1999
Page 14



         and any of its customers clients, prospects, suppliers, consultants, or employees.

(d) RETURN OF PROPERTY; INTELLECTUAL PROPERTY RIGHTS - You agree that on or before your termination of employment for any reason with all GTE Companies, you will return to the appropriate GTE Company all property owned by each such company or in which any such company has an interest, including files, documents, data and records (whether on paper or in tapes, disks, or other machine-readable form), office equipment, credit cards, and employee identification cards. You acknowledge that GTE or an applicable GTE Company is the rightful owner of any programs, ideas, inventions, discoveries, copyright material, or trademarks that you may have originated or developed, or assisted in originating or developing, during your period of employment with any GTE Company, where any such origination or development involved the use of company time or resources, or the exercise of your responsibilities for or on behalf of any such company. You will at all times, both before and after termination of employment, cooperate with GTE in executing and delivering documents requested by any GTE Company, and taking any other actions, that are necessary or requested by GTE to assist any GTE Company in patenting, copyrighting, or registering any programs, ideas, inventions, discoveries, copyright material, or trademarks, and to vest title thereto in the applicable company.

(e) PROPRIETARY AND CONFIDENTIAL INFORMATION - You will at all times preserve the confidentiality of all proprietary information and trade secrets of any and all GTE Companies, except to the extent that disclosure of such information is legally required. "Proprietary information" means information that has not been disclosed to the public and that is treated as confidential within the business of any GTE Company, such as strategic or tactical business plans; undisclosed financial data; ideas, processes, methods, techniques, systems, patented or copyrighted information, models, devices, programs, computer software, or related information; documents relating to regulatory matters and correspondence with governmental entities; undisclosed information concerning any past, pending, or threatened legal dispute; pricing and cost data; reports and analyses of business prospects; business transactions which are contemplated or planned; research data; personnel information and data; identities of users and purchasers of any GTE Company's products or services; and other confidential matters pertaining to or known by one or more GTE

Michael T. Masin
January 15, 1999
Page 15



Companies, including confidential information of a third party which you know or should know a GTE Company is bound to protect.

(f) WAIVER - Nothing in this Agreement will bar you from requesting, at the time of your termination of employment or at any time thereafter, that the CEO(s), in his/their sole discretion, waive in writing GTE's rights to enforce some or all of this Section ("Covenants").

(g) OTHER AGREEMENTS AND POLICIES - The obligations imposed on you by this Section ("Covenants") are in addition to, and not in lieu of, any and all other policies and agreements of GTE regarding the subject matter of the foregoing obligations.

MISCELLANEOUS -

GTE - For purposes of this Agreement, "GTE" means GTE Corporation, its successors, and assigns and all of the GTE Companies; "GTE Companies" means all of, and "GTE Company" means any one of, GTE Corporation, all corporate subsidiaries or other companies affiliated with GTE Corporation, all companies in which GTE Corporation directly or indirectly owns a substantial equity interest, and their successors and assigns, including any company into which GTE Corporation is merged and its subsidiaries and affiliates. In addition, in this Agreement, after the consummation of the Merger, "GTE Corporation" includes Bell Atlantic. Similarly, after the consummation of the Merger, "Board" refers to the Board of Directors of Bell Atlantic.

NONDUPLICATION OF BENEFITS/NO SEVERANCE - The payment of any benefits hereunder will be in lieu of any GTE Involuntary Separation Program ("ISEP") or other separation or severance benefits and will fulfill all GTE obligations under associated plans and programs, except to the extent that you become entitled to such benefits after a Qualifying Termination following a Change in Control (as those terms are defined in you ESA). No provision of this Agreement will require GTE to provide you with any payment, benefit, or grant that duplicates any payment, benefit, or grant that you are entitled to receive under the ESA or under any GTE compensation or benefit plan, award agreement, or other arrangement.

OTHER GTE PLANS - Except to the extent otherwise explicitly provided by this Agreement, any awards made to you under any GTE compensation or benefit

Michael T. Masin
January 15, 1999
Page 16



plan or program will be governed by the terms of that plan or program and any applicable award agreement thereunder. Notwithstanding the foregoing, you will not be entitled to participate in any GTE compensation or benefit plan that is established after your employment with Service Corp. terminates, and except as specifically provided in this Agreement, you will not be entitled to any additional grants or awards under any GTE compensation or benefit plan after your employment with Service Corp. terminates.

FORFEITURE OF DEFERRED AMOUNTS - If you breach any of the obligations set forth in the Section captioned "Covenants" or engage in serious misconduct that is contrary to written policies of GTE or is harmful to any GTE Company or its reputation, you may forfeit all or part of any amounts that you defer or accrue under any GTE-sponsored deferred compensation program after your execution of this Agreement and any interest or earnings thereon.

PAYMENTS SUBJECT TO EXCISE TAX - Your ESA provides for the payment of an additional amount if you receive any amount that is subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986, as amended.

EFFECT ON EXECUTIVE SEVERANCE AGREEMENT - The execution of this Agreement will not alter or amend your ESA, provided that the execution of this Agreement, and the provision of compensation and benefits pursuant to this Agreement, will not create a "Good Reason" for purposes of your ESA.

WAIVER - Failure to insist upon strict compliance with any of the terms, covenants, or conditions of this Agreement will not be deemed a waiver of such term, covenant, or condition, nor will any waiver or relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

TAXES - GTE may withhold from any benefits payable under this Agreement all taxes that GTE reasonably determines to be required pursuant to any law, regulation, or ruling. However, it is your obligation to pay all required taxes on any amounts provided under this Agreement, regardless of whether withholding is required.

CONFIDENTIALITY - Except to the extent otherwise required by law, you will not disclose, in whole or in part any of the terms of this Agreement. This Section ("Confidentiality") does not prevent you from disclosing the terms of this

Michael T. Masin
January 15, 1999
Page 17



Agreement to your spouse or to your legal or financial adviser, provided that you take all reasonable measures to assure that he or she does not disclose the terms of this Agreement to a third party except as otherwise required by law.

GOVERNING LAW - To the extent not preempted by federal law, the provisions of this Agreement will be construed and enforced in accordance with the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this provision to the substantive law of another jurisdiction.

ASSIGNMENT - Service Corp. may, without your consent, assign its rights and obligations under this Agreement to any other entity that is a part of GTE, and if Service Corp. makes such an assignment, all references in his Agreement to "Service Corp." will be deemed to refer to the assignee. However, you may not assign your rights and obligations under this Agreement.

SEVERABILITY - The agreements contained herein and within the release prescribed by the Section captioned "Release" will each constitute a separate agreement independently supported by good and adequate consideration, and will each be severable from the other provisions of the Agreement and such release. If an arbitrator or court of competent jurisdiction determines that any term, provision, or portion of this Agreement or such release is void, illegal, or unenforceable, the other terms, provisions and portions of this Agreement or such release will remain in full force and effect, and the terms, provisions, and portions that are determined to be void, illegal, or unenforceable will either be limited so that they will remain in effect to the extent permissible by law, or such arbitrator or court will substitute, to the extent enforceable, provisions similar thereto or other provisions, so as to provide to GTE, to the fullest extent permitted by applicable law, the benefits intended by this Agreement and such release.

ADDITIONAL REMEDIES - In addition to any other rights or remedies, whether legal, equitable, or otherwise, that each of the parties to this Agreement may have, you acknowledge that (i) the covenants in the Sections captioned "Covenants" and "Confidentiality" are essential to the continued good will and profitability of GTE; (ii) you have broad-based skills that will serve as the basis for employment opportunities that are not prohibited by the covenants in the Sections captioned "Covenants" and "Confidentiality;" (iii) when your employment with GTE terminates, you will be able to earn a livelihood without

Michael T. Masin
January 15, 1999
Page 18



violating any of the terms of this Agreement; (iv) irreparable damage to GTE will result in the event that the foregoing sections of this Agreement are not specifically enforced and that monetary damages will not adequately protect GTE from a breach of these sections of the Agreement; (v) if any dispute arises concerning the violation by you of these provisions of the Agreement, an injunction may be issued restraining such violation pending the determination of such controversy, and no bond or other security may be required in connection therewith; (vi) such covenants will continue to apply after any expiration, termination, or cancellation of this Agreement; (vii) your breach of any of such covenants will result in your immediate forfeiture of all rights under this Agreement; and (viii) in the event of any such breach by you, you will, at GTE's request, return all payments made pursuant to this Agreement. You further agree that you will pay for any applicable attorneys' fees and court costs incurred by GTE if GTE is required to seek the enforcement of or to defend the terms of this Agreement.

SURVIVAL - The provisions in the Sections captioned "Covenants" and "Miscellaneous" will survive the Term of Employment. If your employment continues after the Term of Employment, you will be subject to the obligations imposed by each of such Sections with respect to such employment. Any obligations that GTE has incurred under this Agreement to provide benefits that have vested under the terms of this Agreement (including GTE's obligations in the Section captioned "Retirement") will likewise survive the Term of Employment. Except as provided by the preceding provisions of this Section ("Survival"), the terms of your employment after the end of the Term of Employment will not be governed by this Agreement.

ARBITRATION - Any dispute arising out of or relating to this Agreement, except any dispute arising out of or relating to the Sections captioned "Covenants" and "Confidentiality," and any dispute arising out of or relating to your employment, except a dispute arising solely out of, or relating solely to, your ESA, will be settled by final and binding arbitration, which will be the exclusive means of resolving any such dispute, and the parties specifically waive all rights to pursue any other remedy, recourse, or relief. With respect to disputes by GTE arising out of or relating to the Sections captioned "Covenants" and "Confidentiality," GTE has retained all its rights to legal and equitable recourse and relief, including but not limited to injunctive relief, as referred to in Section captioned "Additional Remedies." The arbitration will be expedited and conducted in the State of New York pursuant to the Center for Public

Michael T. Masin
January 15, 1999
Page 19



Resources ("CPR") Rules for Non-Administered Arbitration of Employment Disputes in effect at the time of notice of the dispute before one neutral arbitrator appointed by CPR from the CPR Panel of neutrals unless the parties mutually agree to the appointment of a different neutral arbitrator. The arbitration will be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16, and judgment upon the award rendered by the arbitration may be entered by any court having jurisdiction. The finding of the arbitrator may not change the express terms of this Agreement and shall be consistent with the arbitrator's understanding of the findings a court of proper jurisdiction would make in applying the applicable law to the facts underlying the dispute. In no event whatsoever will such an arbitration award include any award of damages other than the amounts in controversy under this Agreement. The parties waive the right to recover, in such arbitration, punitive damages. Each party hereby agrees that the State of New York is the proper venue for any litigation seeking to enforce any provision of this Agreement or to enforce any arbitration award under this Section, and each party hereby waives any right it otherwise might have to defend, oppose, or object to, on the basis of jurisdiction, venue, or forum nonconveniens, a suit filed by the other party in any federal or state court in the State of New York to enforce any provision of this Agreement or to enforce any arbitration award under this Section. Each party also waives any right it might otherwise have to seek to transfer from a federal or state court in the State of New York a suit filed by the other party to enforce any provision of this Agreement or to enforce any arbitration award under this Section.

ENTIRE AGREEMENT - Except for the terms of the ESA and the other compensation and benefit plans in which you participate, this Agreement sets forth the entire understanding of you and GTE, and supersedes all prior agreements and communications, whether oral or written, between GTE and you including, without limitation, my letter to you dated October 20, 1994. This Agreement will not be modified except by written agreement of you and GTE.

Mike, I believe that this generous offer provides you and your family with financial security as our industry and GTE evolve. We recognize that the requirements that have been and will be placed on you are significant. It is my hope that this compensation arrangement provides you with a level of comfort to allow you to continue to perform your responsibilities in an exemplary manner. Please indicate your acceptance by signing below and returning to me by January 29, 1999.

Sincerely yours,



Charles R. Lee


cc: J.R. MacDonald




I agree to the terms described above.


-----------------------------------------------
Michael T. Masin